EXHIBIT 99.1
                                 ------------

                Computational Materials filed on June 20, 2005.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet         June 16, 2005
--------------------------------------------------------------------------------

[LOGO OMITTED]        $982,499,100 (approximate) of Offered Certificates
                            IndyMac Mortgage Loan Trust 2005-AR14
                                 IndyMac MBS, Inc. Depositor
                     Mortgage Pass-Through Certificates, Series 2005-AR14

Description of the Offered Certificates




-----------------------------------------------------------------------------------------
                           Approximate                         Credit       Initial Pass-
                           Certificate        Ratings        Enhancement        Through
Certificates    Group       Balance(1)     (Moody's/S&P)    Percentage(2)       Rate(3)
-----------------------------------------------------------------------------------------
1A1A(6)            1       317,544,000         Aaa/AAA         44.35%          1ML + [ ]
-----------------------------------------------------------------------------------------
1A1B1              1       142,732,000         Aaa/AAA          7.25%          1ML + [ ]
-----------------------------------------------------------------------------------------
1A1B2              1        68,964,000         Aaa/AAA          7.25%          1ML + [ ]
-----------------------------------------------------------------------------------------
2A1A(6)            2       238,995,000         Aaa/AAA         44.34%          1ML + [ ]
-----------------------------------------------------------------------------------------
2A1B(6)            2        99,540,000         Aaa/AAA         21.16%          1ML + [ ]
-----------------------------------------------------------------------------------------
2A1C               2        59,724,000         Aaa/AAA          7.25%          1ML + [ ]
-----------------------------------------------------------------------------------------
1X(7)              1          Notional         Aaa/AAA            N/A               [ ]%
-----------------------------------------------------------------------------------------
2X(7)              2          Notional         Aaa/AAA            N/A               [ ]%
-----------------------------------------------------------------------------------------
AR                 1               100         Aaa/AAA          7.25%           [1.075]%
-----------------------------------------------------------------------------------------
B1               1&2        22,500,000         Aa2/AA+          5.00%          1ML + [ ]
-----------------------------------------------------------------------------------------
B2               1&2         6,500,000          Aa3/AA          4.35%          1ML + [ ]
-----------------------------------------------------------------------------------------
B3               1&2        11,000,000           A2/A+          3.25%          1ML + [ ]
-----------------------------------------------------------------------------------------
B4               1&2         9,000,000         Baa1/A-          2.35%          1ML + [ ]
-----------------------------------------------------------------------------------------
B5               1&2         6,000,000        Baa3/BBB          1.75%          1ML + [ ]
-----------------------------------------------------------------------------------------
BX(8)            1&2          Notional         Aa2/AA+            N/A               [ ]%
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                Estimated     Principal      Estimated         Principal
                Avg. Life      Payment       Avg. Life          Payment
                  (yrs)         Window         (yrs)             Window        Pricing
Certificates    (Call)(4)     (Call)(4)    (Maturity)(5)     (Maturity)(5)      Speed
-----------------------------------------------------------------------------------------
1A1A(6)            3.91      07/05-07/15        4.25          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
1A1B1              2.00      07/05-05/10        2.00          07/05-05/10      20 CPR
-----------------------------------------------------------------------------------------
1A1B2              7.85      05/10-07/15        8.91          05/10-06/35      20 CPR
-----------------------------------------------------------------------------------------
2A1A(6)            3.91      07/05-07/15        4.25          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
2A1B(6)            3.91      07/05-07/15        4.25          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
2A1C               3.91      07/05-07/15        4.25          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
1X(7)               N/A              N/A         N/A                  N/A         N/A
-----------------------------------------------------------------------------------------
2X(7)               N/A              N/A         N/A                  N/A         N/A
-----------------------------------------------------------------------------------------
AR                 0.07      07/05-07/05        0.07          07/05-07/05      20 CPR
-----------------------------------------------------------------------------------------
B1                 6.77      07/05-07/15        7.53          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
B2                 6.77      07/05-07/15        7.53          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
B3                 6.77      07/05-07/15        7.53          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
B4                 6.77      07/05-07/15        7.53          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
B5                 6.77      07/05-07/15        7.53          07/05-06/35      20 CPR
-----------------------------------------------------------------------------------------
BX(8)               N/A              N/A         N/A                  N/A         N/A
-----------------------------------------------------------------------------------------


(1) The Certificate Balances are scheduled balances of the Mortgage Loans as of June 1, 2005, and subject to a +/- 10% variance. The Class 1X, Class 2X, and Class BX Certificate Balances are notional balances.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) The Pass-Through Rate for the Class 1A1A, 1A1B1, and 1A1B2 Certificates will be a floating rate equal to the lesser of (i) for the Class 1A1A, Class 1A1B1, Class 1A1B2 Certificates, the Weighted Average Adjusted Net Mortgage Rate of the Group 1 mortgage loans for that Distribution Date adjusted for the related interest accrual period (the "Group 1 Net WAC Cap"), and (ii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date, doubles). The Pass-Through Rate for the Class 2A1A, 2A1B, and 2A1C Certificates will be a floating rate equal to the lesser (i) for the Class 2A1A, Class 2A1B, and the Class 2A1C Certificates, the Weighted Average Adjusted Net Mortgage Rate of the Group 2 mortgage loans for that Distribution Date adjusted for the related interest accrual period , (the "Group 2 Net WAC Cap") and (ii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date doubles). The Pass-Through Rate for the Class AR bond will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans. The Pass-Through Rate for the Class B1, B2, B3, B4, and B5 Certificates will be a floating rate equal to the lesser (i) the Group 1 and Group 2 Net WAC Cap and (ii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date increases by a factor of one and a half).

(4) Average Life and Payment Windows are calculated based upon the relevant pricing speed to the clean up call.

(5) Average Life and Payment Windows are calculated based upon the relevant pricing speed to maturity.

(6) The Class 1A1A, 2A1A and 2A1B Certificates will each be a "Super Senior Class" and will be entitled to additional credit support. The Class 1A1A will receive additional credit support from the Class 1A1B1 and Class 1A1B2 (together the "1A1B Certificates," and each a "Super Senior Support Class"). The Class 2A1A and Class 2A1B will receive additional credit support from the Class 2A1C class (a "Super Senior Support Class") and the Class 2A1A will also receive additional credit support from the Class 2A1B. Principal losses on the related underlying loans will not be allocated to the Super Senior Class, but instead will be allocated to the senior support class.

(7) The Class 1X Certificates will consist of one interest only component and one principal only component each related to Group 1 of the Mortgage Loans. The Class 1X IO Component will have a notional balance equal to the Group 1 Senior LIBOR Certificates and the Class 2X IO Component will have a notional balance equal to the Group 2 Senior LIBOR Certificates. The pass-through rate for the Class 1X IO Component for the interest accrual period related to each distribution date will be a per annum rate equal to the excess, if any, of (x) the weighted average Net Mortgage Rate of the mortgage loans in group 1 over the product of (a) the weighted average of the pass-through rates of the Class 1A1A, Class 1A1B1, and Class 1A1B2 (as adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) for that interest accrual period and (b) the principal balance of the Group 1 Senior LIBOR Certificates, divided by the sum of the principal balance of the Group 1 Senior LIBOR Certificates and the Class 1X PO Component. The Class 2X Certificates will consist of one interest only component and one principal only component each related to Group 2 of the Mortgage Loans. The pass-through rate for the Class 2X IO Component for the interest accrual period related to each distribution date will be a per annum rate equal to the excess, if any, of (x) the Weighted Average Net Mortgage Rate of the mortgage loans in Group 2 over (y) the product of
      (a) the weighted average of the pass-through rates of the Class 2A1A, Class 2A1B, and Class 2A1C (as adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) for that interest accrual period and (b) the principal balance of the Group 2 Senior LIBOR Certificates, divided by the sum of the principal balance of the Group 2 Senior LIBOR Certificates and the Class 2X PO Component. All amounts in respect of interest payable to the Class 1X and Class 2X Certificates on any Distribution date will be first deposited in the Carryover Shortfall Reserve Fund to pay any carryover shortfall amount to the related Senior LIBOR Certificates on the related Distribution Date, and then any remaining amounts will be distributed to the Class 1X or Class 2X Certificates.

(8) The Class BX Certificates will consist of one interest only component and one principal only component related to Group 1 and Group 2 of the Mortgage Loans. The Class BX IO Component will have a notional balance equal to the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, and Class B8 Certificates (the "Subordinate LIBOR Certificates"). The pass-through rate for the Class BX IO Component for the interest accrual period related to each Distribute Date will be a per annum rate equal to the excess, if any, of (x) the Subordinate Weighted Average Rate over (y) the product of (a) the weighted average of the pass-through rates of the Subordinated LIBOR Certificates and (b) the principal balance of the Subordinate Certificates, divided by the sum of the principal balance of the Subordinate Certificates and the Class BX PO Component. The Subordinate Weighted Average Rate will be the Net WAC of the mortgage loans weighted on the basis of the related Group Subordinate Amount. The Group Subordinate Amount as to any distribution date and (i) the Mortgage Loans in Group 1, will be equal to the excess of the aggregate scheduled principal balance of the mortgage loans in Group 1 for the preceding Distribution Date over the aggregate class principal balance of the Group 1 Senior Certificates after giving effect to distributions on that preceding Distribution Date, (ii) the mortgage loans in Group 2, will be equal to the excess of the aggregate scheduled principal balance of the mortgage loans in Group 2 for the preceding distribution date over the aggregate class principal balance of the Group 2 Senior Certificates after giving effect to distributions on that preceding distribution date. All amounts in respect of interest payable to the Class BX Certificates on any Distribution Date will be first deposited in the Carryover Shortfall Reserve Fund to pay any carryover shortfall amount to the related Subordinate LIBOR Certificates on the related Distribution Date, and then any remaining amounts will be distributed to the Class BX Certificates


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet         June 16, 2005
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                  Group 1                   Group 2 Conforming
                                                             Conforming Loans            and Non-Conforming Loans         Total
---------------------------------------------------------------------------------------------------------------------------------
 Aggregate Principal Balance                                    $361,047,351                  $271,691,761           $632,739,111
---------------------------------------------------------------------------------------------------------------------------------
 Average Loan Balance                                               $228,801                      $493,985               $297,340
---------------------------------------------------------------------------------------------------------------------------------
 Number of Loans                                                       1,578                           550                  2,128
---------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Months to Roll                                           1                             1                      1
---------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Term to Maturity                                       360                           360                    360
---------------------------------------------------------------------------------------------------------------------------------
 Gross WAC                                                           1.4518%                       1.3188%                1.3947%
---------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Expense Rate before Reset                          0.3770%                       0.3770%                0.3770%
---------------------------------------------------------------------------------------------------------------------------------
 Net WAC                                                             1.0748%                       0.9418%                1.0177%
---------------------------------------------------------------------------------------------------------------------------------
 Minimum Coupon                                                      1.0000%                       1.0000%                1.0000%
---------------------------------------------------------------------------------------------------------------------------------
 Maximum Coupon                                                      6.5540%                       6.2540%                6.5540%
---------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Maximum Interest Rate                              9.9504%                       9.9520%                9.9511%
---------------------------------------------------------------------------------------------------------------------------------
 Gross Margin                                                        3.0432%                       2.9665%                3.0103%
---------------------------------------------------------------------------------------------------------------------------------
 Net Margin                                                          2.6662%                       2.5895%                2.6333%
---------------------------------------------------------------------------------------------------------------------------------
 MTA Indexed Percent                                                    100%                          100%                   100%
---------------------------------------------------------------------------------------------------------------------------------
 Prepayment Penalty Percent                                              89%                           85%                    87%
---------------------------------------------------------------------------------------------------------------------------------
 Weighted Average FICO                                                   708                           707                    708
---------------------------------------------------------------------------------------------------------------------------------
 Cash Out Refinance Percent                                              66%                           57%                    62%
---------------------------------------------------------------------------------------------------------------------------------
 California Percent                                                      37%                           61%                    47%
---------------------------------------------------------------------------------------------------------------------------------
 Primary Residence Percent                                               91%                           98%                    94%
---------------------------------------------------------------------------------------------------------------------------------
 Single Family and PUD Percent                                           82%                           89%                    85%
---------------------------------------------------------------------------------------------------------------------------------
 Single Largest Zip Code Percent                                Less than 1%                  Less than 1%           Less than 1%
---------------------------------------------------------------------------------------------------------------------------------
 Largest Individual Loan Balance                                    $505,044                    $1,606,500             $1,606,500
---------------------------------------------------------------------------------------------------------------------------------
 Weighted Average Current Loan-to-Value Ratio                            71%                           73%                    72%
---------------------------------------------------------------------------------------------------------------------------------
 Latest Maturity Date                                               6/1/2035                      6/1/2035               6/1/2035
---------------------------------------------------------------------------------------------------------------------------------


---------
1 Using June 1, 2005 scheduled mortgage loan balances. The aggregate principal balances shown represent approximately 63% of the anticipated final scheduled balances.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet        June 15, 2005
-------------------------------------------------------------------------------


Time Table

Cut-Off Date:                 June 1, 2005

Settlement Date:              June 29, 2005

Distribution Date:            25th of each month or the next business day

First Distribution Date:      July 25, 2005

Features of the Transaction

     o Offering consists of certificates totaling approximately $982,499,100 of which $927,499,100 will be rated Aaa/AAA by Moody's and S&P. $22,500,000 of the offered certificates are expected to be rated Aa2/AA+, $6,500,000 of the offered certificates are expected to be rated Aa3/AA, $11,000,000 of the offered certificates are expected to be rated A2/A+, $9,000,000 of the offered certificates are expected to be rated Baa1/A-, and $6,000,000 of the offered certificates are expected to be rated Baa3/BBB.

     o The expected amount of credit support for the Class 1A1B1, 1A1B2, 2A1C, and AR Certificates will be approximately 7.25% (+/-0.50%), for the Class 1A1A Super Senior Certificates will be approximately 44.35% (+/- 0.50%), and for the Class 2A1A and Class 2A1B Super Senior Certificate will be 44.34% (+/- 0.50%) and 21.16% (+/- 0.50%), respectively.

     o All collateral consists of 1-Year MTA negatively amortizing adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by IndyMac Bank, F.S.B.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, and Class B5 Certificates (the "Senior Subordinate Certificates") and the Class B6, Class B7, and Class B8 Certificates (the "Junior Subordinate Certificates", and together with the Senior Subordinate Certificates and the Class BX, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1A, the Class 1A1B1, the Class 1A1B2, the Class 2A1A, the Class 2A1B, the Class 2A1C, and the Class AR Certificates (collectively with the Class 1X and the Class 2X, the "Senior Certificates"). "). The Class 1A1A, Class 1A1B1 and Class 1A1B2 are the "Group 1 Senior LIBOR Certificates." The Class 2A1A, Class 2A1B and Class 2A1C Certificates are the "Group 2 Senior LIBOR Certificates." The Group 1 Senior LIBOR Certificates and the Group 2 Senior LIBOR Certificates are collectivley the "Senior LIBOR Certificates." Together with the Subordinate Certificates, the Senior LIBOR Certificates are the "LIBOR Certificates." Furthermore, the Class 1A1A, Class 2A1A, and Class 2A1B Certificates will each be, a "Super Senior Class", and will be entitled to additional credit support as described in the "Allocation of Realized Losses" Section. Principal losses on the related underlying loans otherwise allocable to a Super Senior Class, instead will be first allocated to the related Senior Support classes. The senior certificates will receive distributions of interest and principal before the subordinate certificates receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Priority of Distributions

     1. Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group, provided, however, that any distribution of interest to which the Class 1X and Class 2X Certificates are otherwise entitled (after allocation of Net Deferred Interest, as defined below) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.

     2. Payment of principal to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal. In the case of group 1, 60.00% of the principal will be paid to the Class 1A1A Certificates, until its principal balance is reduced to zero, and 40.00% of the principal will be paid, sequentially, to the Class 1A1B1 and Class 1A1B2 Certificates, in that order, until their principal balances are reduced to zero. In the case of group 2, principal will be paid to the Class 2A1A, 2A1B, and 2A1C Certificates pro-rata, until their principal balances are reduced to zero.

     3. Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class B1, Class B2, Class B3, etc., provided however, that any distribution of interest to which the Class BX Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below

From amounts on deposit in the Carryover Shortfall Reserve Fund

     1. Interest to the Class 1A1A, Class 1A1B1, Class 1A1B2, Class 2A1A, Class 2A1B, and Class 2A1C Certificates from amounts received from the Class 1X or Class 2X Certificates (as applicable), pro-rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.

     2. Interest to the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, and Class B8 Certificates from amounts received from the Class BX Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet         June 16, 2005
--------------------------------------------------------------------------------


     3. To the Class 1X, 2X, and BX Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.

In addition, in limited circumstances principal and interest collections received on a loan group may be used to make principal and interest distributions to senior certificates relating to other loan groups (i) to compensate for disproportionate realized losses in a loan group or (ii) after the senior certificates from a loan group have been retired.

Negative Amortization

Since the mortgage loans are subject to negative amortization, the Class 1A1A, Class 1A1B1, Class 1A1B2, Class 2A1A, Class 2A1B, Class 2A1C Certificates and the Subordinate Certificates, and the IO/PO Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each loan group will be offset by principal prepayments on such related loan group. Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to the related Certificates based on the excess of (i) interest that accrued on such Certificates at its respective pass-through rate, over (ii) interest that accrued on such Certificates at its related Adjusted Rate Cap (the Net Rate Cap adjusted for negative amortization), except in the case of the IO/PO Certificate. Net Deferred Interest not allocated as described above will be allocated to the IO/PO Certificates. Principal prepayments in excess of the negative amortization are "Net Prepayments".

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Certificate Balances of the Subordinate Certificates in reverse order of seniority, in each case until the Class Certificate Balance of each such class has been reduced to zero. If the Class Certificate Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Certificate Balances, in each case until the Class Certificate Balance of such class of certificates has been reduced to zero.

Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 1A1A Certificates will be allocated to the Class 1A1B1 and Class 1A1B2 Certificates, pro rata, to reduce the Class Certificate Balances of such classes until the Class Certificate Balance of such classes have been reduced to zero, and thereafter to the Class 1A1A Certificates to reduce the Class Certificate Balance of such class until the Class Certificate Balance of such class has been reduced to zero. Realized losses on the Mortgage Loans otherwise allocable to the Class 2A1A and Class 2A1B Certificates will be allocated to the Class 2A1C Certificates to reduce the Class Certificate Balance of such class until the Class Certificate Balance of such class has been reduced to zero, and thereafter losses otherwise allocable to the Class 2A1A will be allocated to the Class 2A1B until such class has been reduced to zero.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or if the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all Net Prepayments on the mortgage loans until the 10th anniversary of the closing date (i.e., the distribution date in June 2015). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of Net Prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:


                ---------------------------------------------------
                     Distribution Date                 Percentage
                ---------------------------------------------------
                   July 2005 - June 2015                   0%
                   July 2015 - June 2016                  30%
                   July 2016 - June 2017                  40%
                   July 2017 - June 2018                  60%
                   July 2018 - June 2019                  80%
                   July 2019 and after                   100%
                ---------------------------------------------------


If before the Distribution Date in July 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of Net Prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in July 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the Net Prepayments, subject to certain loss and delinquency criteria.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet         June 16, 2005
--------------------------------------------------------------------------------


Key Terms

Issuer:                      IndyMac Mortgage Loan Trust 2005-AR14

Seller:                      IndyMac Bank, F.S.B.

Depositor:                   IndyMac MBS, Inc.

Master Servicer:             IndyMac Bank, F.S.B.

Trustee:                     Deutsche Bank National Trust Company

Rating Agencies:             Moody's Investors Service and Standard & Poor's.

Type of Issuance:            Public for all the Offered Certificates.

Servicer Advancing:          The Master Servicer is obligated to advance
                             delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:       On each distribution date, the Master
                             Servicer is required to cover certain interest shortfalls as a result of certain prepayments, by reducing its servicing compensation, as more fully described in the prospectus supplement. The reduction in the Master Servicer's servicing compensation for any Distribution Date will be limited to an amount equal to the product of:

                             o    0.125% multiplied by

                             o    one-twelfth multiplied by

                             o the Pool Balance as of the first day of the prior month.

Interest Accrual:            The interest accrual period with respect to
                             Senior Certificates other than the Class 1X,
                             Class 2X, and Class AR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day preceding that Distribution
                             Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate
                             Certificates (other than the Class BX
                             Certificates) for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing
                             Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class 1X, Class
                             2X, Class BX, and Class AR Certificates will be the calendar month preceding the month of the Distribution Date (on a 30/360 basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet         June 16, 2005
--------------------------------------------------------------------------------


Collateral Description:      As of June 1, 2005, the aggregate principal
                             balance of the mortgage loans described herein is expected to be approximately $1.00 billion. The
                             Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA") index. After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                             For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast, without regard to the limitation in clause (i) above, in order to amortize fully the then unpaid mortgage loan principal balance over the remaining term to maturity, and (iii) if the unpaid mortgage loan principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast, without regard to the limitation in clause (i), in order to amortize fully the then unpaid principal balance over the remaining term to maturity.

                             Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Group 1 Mortgage Loans:      The Group 1 Mortgage Loans consist of 100% first
                             lien, Conventional Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 100% of the loans have a negative amortization limit of 110% of the original loan principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.9504% on a weighted average basis.

Group 2 Mortgage Loans:      The Group 2 Mortgage Loans consist of 100% first
                             lien, Conforming and non-Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 100% of the loans have a negative amortization limit of 110% of the original loan principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.9520% on a weighted average basis.

Expense Rate:                The "Expense Rate" is comprised of primary
                             servicing fees and a trustee fee. The weighted average Expense Rate before the reset date will be equal to approximately 0.3770%.

Expected Subordination:      7.25% (+/- 0.50%) for the 1A1B1, 1A1B2, 2A1B,
                             2A1C, and AR Certificates, 44.35% (+/- 0.50%) for the 1A1A Certificates, 44.34% (+/- 0.50%) for the
                             2A1A Certificates, and 21.16% (+/- 0.50%) for the
                             2A2A Certificates.

Other Certificates:          The following Classes of "Other Certificates"
                             will be issued in the indicated approximate original certificate balances, which will provide credit support to the related Offered
                             Certificates, but are not offered publicly:

  ---------------------------------------------------------------------------
  Certificate    Approximate Certificate Balance    Initial Pass-Through Rate
  ---------------------------------------------------------------------------
      B6                   $7,500,000                      1 ML+ [ ]
      B7                   $6,000,000                      1 ML+ [ ]
      B8                   $4,000,900                      1 ML+ [ ]
  ---------------------------------------------------------------------------

Clean Up Call:               Less than 10% of the Cut-off Date principal
                             balance of the Mortgage Loans.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

          Preliminary Structural and Collateral Term Sheet        June 16, 2005
-------------------------------------------------------------------------------


Tax Treatment:               It is anticipated that the Offered Certificates
                             will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:           The Offered Certificates are expected to be
                             eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

SMMEA Eligibility:           The Senior Certificates and the Class B1,
                             Class B2, and Class BX Certificates are
                             expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:        $25,000 for the Senior Certificates, except for
                             the Class AR.

Delivery:                    Senior Certificates (except for the Class AR) and
                             Senior Subordinate Certificates - DTC.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.



                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================



-------------------------------------------------------------------------------
Stats
-------------------------------------------------------------------------------
As of Date: 20050601
Count: 2,128
Current Balance: $632,739,111.45
AverageCurBal: $297,339.81
OrigWAC: 1.062
GWAC: 1.395
NetWAC: 1.018
GrossMargin: 3.010
NetMargin: 2.633
FICO: 708
OLTV: 71.95
%CA: 46.88%
WALA: 0
OrigTerm: 360
WAM: 360
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.951
MTR: 1
CurrLTV: 71.94
Maximum 1 Zip Concentration: 0.381%
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
 Prepayment Penalty     Count           Balance     Percent        GWAC       Margin      Net Margin         Age         FICO
-----------------------------------------------------------------------------------------------------------------------------
 No Prepay                243     80,097,001.68       12.66       2.012        2.758           2.381           0          715
 1YR SOFT                   6      3,207,500.00        0.51       3.205        2.791           2.414           0          713
 1YR HARD                 128     43,750,813.26        6.91       1.115        2.692           2.315           0          707
 2YR SOFT                   1        343,180.23        0.05       5.054        2.550           2.173           1          797
 2YR HARD                  32      9,686,193.63        1.53       1.474        2.758           2.381           0          705
 3YR SOFT                 519    164,431,756.63       25.99       1.365        2.977           2.600           0          710
 3YR HARD               1,199    331,222,666.02       52.35       1.273        3.140           2.763           0          705
-----------------------------------------------------------------------------------------------------------------------------
 Total:                 2,128    632,739,111.45      100.00       1.395        3.010           2.633           0          708
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
 Prepayment Penalty       LTV             %NoPP         %1S         %1H          %2S             %2H         %3S          %3H
-----------------------------------------------------------------------------------------------------------------------------
 No Prepay              72.74            100.00        0.00        0.00         0.00            0.00        0.00         0.00
 1YR SOFT               69.21              0.00      100.00        0.00         0.00            0.00        0.00         0.00
 1YR HARD               73.24              0.00        0.00      100.00         0.00            0.00        0.00         0.00
 2YR SOFT               80.00              0.00        0.00        0.00       100.00            0.00        0.00         0.00
 2YR HARD               75.99              0.00        0.00        0.00         0.00          100.00        0.00         0.00
 3YR SOFT               71.90              0.00        0.00        0.00         0.00            0.00      100.00         0.00
 3YR HARD               71.51              0.00        0.00        0.00         0.00            0.00        0.00       100.00
-----------------------------------------------------------------------------------------------------------------------------
 Total:                 71.95             12.66        0.51        6.91         0.05            1.53       25.99        52.35
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
Original Rate           Count           Balance     Percent        GWAC       Margin      Net Margin         Age         FICO
-----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000           1,938    593,283,500.87       93.76       1.326        3.000           2.623           0          707
1.001 - 1.250               1        359,353.77        0.06       5.354        2.850           2.473          13          693
1.751 - 2.000             189     39,096,256.81        6.18       2.404        3.172           2.795           0          722
-----------------------------------------------------------------------------------------------------------------------------
Total:                  2,128    632,739,111.45      100.00       1.395        3.010           2.633           0          708
-----------------------------------------------------------------------------------------------------------------------------
min:   1.000
max:   2.000
wa:    1.062
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Original Rate             LTV             %NoPP         %1S         %1H          %2S             %2H         %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000           71.77             12.37        0.49        6.82         0.06            1.51       26.37       52.38
1.001 - 1.250           78.26            100.00        0.00        0.00         0.00            0.00        0.00        0.00
1.751 - 2.000           74.64             16.27        0.77        8.34         0.00            1.90       20.45       52.27
-----------------------------------------------------------------------------------------------------------------------------
Total:                  71.95             12.66        0.51        6.91         0.05            1.53       25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
 Current Rate           Count           Balance     Percent        GWAC       Margin      Net Margin         Age         FICO
-----------------------------------------------------------------------------------------------------------------------------
 0.751 - 1.000          1,801    550,456,215.29       87.00       1.000        2.999           2.622           0          707
 1.751 - 2.000            167     35,124,813.60        5.55       2.000        3.138           2.761           0          725
 4.501 - 4.750              1        319,237.42        0.05       4.704        2.200           1.823           1          738
 4.751 - 5.000              7      4,724,569.07        0.75       4.832        2.328           1.951           1          741
 5.001 - 5.250             18      5,547,497.74        0.88       5.143        2.639           2.262           1          719
 5.251 - 5.500             36     12,616,287.30        1.99       5.356        2.852           2.475           2          705
 5.501 - 5.750             27      6,196,282.70        0.98       5.560        3.056           2.679           1          713
 5.751 - 6.000             35      8,690,663.06        1.37       5.855        3.351           2.974           1          698
 6.001 - 6.250             25      6,537,049.92        1.03       6.105        3.601           3.224           2          684
 6.251 - 6.500             10      2,131,495.35        0.34       6.332        3.828           3.451           1          682
 6.501 - 6.750              1        395,000.00        0.06       6.554        4.050           3.673           1          682
-----------------------------------------------------------------------------------------------------------------------------
 Total:                 2,128    632,739,111.45      100.00       1.395        3.010           2.633           0          708
-----------------------------------------------------------------------------------------------------------------------------
 min:      1.000
 max:      6.554
 wa:       1.395
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
 Current Rate             LTV             %NoPP         %1S         %1H          %2S             %2H         %3S          %3H
-----------------------------------------------------------------------------------------------------------------------------
 0.751 - 1.000          71.66             10.21        0.25        7.36         0.00            1.51       26.33        54.34
 1.751 - 2.000          74.79             17.12        0.85        7.79         0.00            1.69       22.76        49.79
 4.501 - 4.750          51.04            100.00        0.00        0.00         0.00            0.00        0.00         0.00
 4.751 - 5.000          70.21            100.00        0.00        0.00         0.00            0.00        0.00         0.00
 5.001 - 5.250          72.00             84.87        0.00        0.00         6.19            0.00        8.94         0.00
 5.251 - 5.500          75.47             38.13       12.19        3.08         0.00            0.00       43.59         3.02
 5.501 - 5.750          72.01             42.47        0.00        2.20         0.00            2.42       27.41        25.50
 5.751 - 6.000          72.00              1.79        0.00        0.00         0.00            0.00       43.51        54.70
 6.001 - 6.250          75.90              7.92        0.00        0.00         0.00            9.94        0.00        82.13
 6.251 - 6.500          73.49              0.00        0.00        0.00         0.00            0.00        0.00       100.00
 6.501 - 6.750          69.91              0.00        0.00        0.00         0.00            0.00        0.00       100.00
-----------------------------------------------------------------------------------------------------------------------------
 Total:                 71.95             12.66        0.51        6.91         0.05            1.53       25.99        52.35
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
Conforming              Count           Balance     Percent        GWAC       Margin      Net Margin         Age         FICO
-----------------------------------------------------------------------------------------------------------------------------
CONFORMING              1,578    361,047,350.62       57.06       1.452        3.043           2.666           0          708
JUMBO                     550    271,691,760.83       42.94       1.319        2.967           2.590           0          707
-----------------------------------------------------------------------------------------------------------------------------
Total:                  2,128    632,739,111.45      100.00       1.395        3.010           2.633           0          708
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Conforming                LTV             %NoPP         %1S         %1H          %2S             %2H         %3S          %3H
-----------------------------------------------------------------------------------------------------------------------------
CONFORMING              71.11             10.94        0.34        5.55         0.10            1.59       24.18        57.30
JUMBO                   73.07             14.94        0.73        8.73         0.00            1.45       28.39        45.76
-----------------------------------------------------------------------------------------------------------------------------
Total:                  71.95             12.66        0.51        6.91         0.05            1.53       25.99        52.35
-----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
 Principal Balance                 Count             Balance     Percent        GWAC      Margin   Net Margin      Age        FICO
----------------------------------------------------------------------------------------------------------------------------------
 0.01 - 50,000.00                      1           50,000.00        0.01       1.000       3.075        2.698        0         661
 50,000.01 - 100,000.00               81        6,734,446.06        1.06       1.510       3.130        2.753        0         725
 100,000.01 - 150,000.00             220       28,265,874.53        4.47       1.673       3.072        2.695        0         711
 150,000.01 - 200,000.00             302       53,388,763.45        8.44       1.472       3.041        2.664        0         710
 200,000.01 - 250,000.00             332       75,488,721.59       11.93       1.507       3.053        2.676        0         703
 250,000.01 - 275,000.00             156       41,217,613.48        6.51       1.515       3.049        2.672        0         711
 275,000.01 - 350,000.00             430      134,381,994.31       21.24       1.329       3.025        2.648        0         708
 350,000.01 - 400,000.00             202       76,192,138.59       12.04       1.336       3.026        2.649        0         707
 400,000.01 - 450,000.00             127       54,181,603.30        8.56       1.149       2.954        2.577        0         712
 450,000.01 - 500,000.00             108       51,826,933.45        8.19       1.172       3.036        2.659        0         703
 500,000.01 - 550,000.00              49       25,854,535.16        4.09       1.392       2.950        2.573        0         712
 550,000.01 - 600,000.00              34       19,634,999.00        3.10       1.000       3.024        2.647        0         702
 600,000.01 - 750,000.00              61       39,908,395.53        6.31       1.435       2.932        2.555        0         700
 750,000.01 - 850,000.00               5        3,952,843.00        0.62       2.015       2.915        2.538        0         729
 850,000.01 - 950,000.00               8        7,444,750.00        1.18       1.979       2.604        2.227        0         707
 950,000.01 - 1,000,000.00             7        6,959,000.00        1.10       1.536       2.715        2.338        0         720
 1,250,000.01 - 1,500,000.00           3        4,112,500.00        0.65       2.552       2.924        2.547        0         678
 1,500,000.01 - 1,750,000.00           2        3,144,000.00        0.50       3.154       2.900        2.523        0         745
----------------------------------------------------------------------------------------------------------------------------------
 Total:                            2,128      632,739,111.45      100.00       1.395       3.010        2.633        0         708
----------------------------------------------------------------------------------------------------------------------------------
 min:          50,000.00
 max:       1,606,500.00
 avg:         297,339.81
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 Principal Balance                   LTV               %NoPP         %1S         %1H         %2S          %2H        %3S       %3H
----------------------------------------------------------------------------------------------------------------------------------
 0.01 - 50,000.00                  49.02                0.00        0.00        0.00        0.00         0.00     100.00      0.00
 50,000.01 - 100,000.00            65.10                6.52        0.00        6.00        0.00         1.33      18.67     67.48
 100,000.01 - 150,000.00           71.21                8.32        0.00        4.02        0.00         1.36      17.92     68.38
 150,000.01 - 200,000.00           68.79               10.29        0.00        3.42        0.00         1.22      21.44     63.62
 200,000.01 - 250,000.00           70.87                9.73        0.00        5.39        0.00         1.24      22.82     60.82
 250,000.01 - 275,000.00           71.52               13.50        0.00        4.44        0.00         1.93      29.61     50.51
 275,000.01 - 350,000.00           72.42               11.16        0.91        6.12        0.26         2.15      25.35     54.05
 350,000.01 - 400,000.00           73.84               15.01        0.00        7.42        0.00         1.50      26.42     49.65
 400,000.01 - 450,000.00           73.32               10.28        0.83       10.25        0.00         0.78      32.34     45.52
 450,000.01 - 500,000.00           75.34               15.83        0.00        7.39        0.00         0.00      24.08     52.70
 500,000.01 - 550,000.00           74.45               12.26        0.00        8.29        0.00         1.95      36.70     40.82
 550,000.01 - 600,000.00           73.92               15.14        0.00        5.75        0.00         0.00      28.88     50.23
 600,000.01 - 750,000.00           71.59               12.88        0.00       16.64        0.00         4.67      23.25     42.56
 750,000.01 - 850,000.00           58.45                0.00        0.00        0.00        0.00         0.00      59.40     40.60
 850,000.01 - 950,000.00           62.42               37.89        0.00        0.00        0.00         0.00      36.59     25.52
 950,000.01 - 1,000,000.00         64.64               42.82        0.00        0.00        0.00         0.00      28.45     28.73
 1,250,000.01 - 1,500,000.00       65.04                0.00        0.00       31.91        0.00         0.00      36.47     31.61
 1,500,000.01 - 1,750,000.00       69.79               51.10       48.90        0.00        0.00         0.00       0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
 Total:                            71.95               12.66        0.51        6.91        0.05         1.53      25.99     52.35
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
Original Term               Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
360                         2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min:  360
max:  360
wa:  360
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Original Term               %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
360                         12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
RemTerm                     Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
347                             1        359,353.77       0.06     5.354     2.850        2.473          13         693     78.26
354                             2        681,562.59       0.11     5.977     3.473        3.096           6         718     80.00
355                             1        142,546.42       0.02     5.354     2.850        2.473           5         709     80.00
356                             2        863,529.71       0.14     5.923     3.419        3.042           4         650     77.83
357                             3        324,970.32       0.05     5.887     3.383        3.006           3         676     69.47
358                             9      2,193,907.56       0.35     5.593     3.089        2.712           2         710     78.06
359                           142     42,592,212.19       6.73     5.534     3.030        2.653           1         707     72.71
360                         1,968    585,581,028.89      92.55     1.060     3.007        2.630           0         708     71.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min:  347
max:  360
wa:  360
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
RemTerm                      %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
--------------------------------------------------------------------------------------------------
347                         100.00      0.00      0.00      0.00     0.00      0.00           0.00
354                           0.00      0.00      0.00      0.00     0.00      0.00         100.00
355                           0.00      0.00      0.00      0.00     0.00    100.00           0.00
356                           0.00      0.00      0.00      0.00     0.00     25.70          74.30
357                           0.00      0.00      0.00      0.00     0.00     80.01          19.99
358                          37.21      0.00      0.00      0.00     0.00     39.97          22.82
359                          39.19      3.61      1.23      0.81     1.88     23.42          29.87
360                          10.63      0.29      7.38      0.00     1.52     26.12          54.07
--------------------------------------------------------------------------------------------------
Total:                       12.66      0.51      6.91      0.05     1.53     25.99          52.35
--------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Age                         Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
0                           1,968    585,581,028.89      92.55     1.060     3.007        2.630           0         708     71.85
1                             142     42,592,212.19       6.73     5.534     3.030        2.653           1         707     72.71
2                               9      2,193,907.56       0.35     5.593     3.089        2.712           2         710     78.06
3                               3        324,970.32       0.05     5.887     3.383        3.006           3         676     69.47
4                               2        863,529.71       0.14     5.923     3.419        3.042           4         650     77.83
5                               1        142,546.42       0.02     5.354     2.850        2.473           5         709     80.00
6                               2        681,562.59       0.11     5.977     3.473        3.096           6         718     80.00
13                              1        359,353.77       0.06     5.354     2.850        2.473          13         693     78.26
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min:  0
max:  13
wa:  0
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
Age                          %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
--------------------------------------------------------------------------------------------------
0                            10.63      0.29      7.38      0.00     1.52     26.12          54.07
1                            39.19      3.61      1.23      0.81     1.88     23.42          29.87
2                            37.21      0.00      0.00      0.00     0.00     39.97          22.82
3                             0.00      0.00      0.00      0.00     0.00     80.01          19.99
4                             0.00      0.00      0.00      0.00     0.00     25.70          74.30
5                             0.00      0.00      0.00      0.00     0.00    100.00           0.00
6                             0.00      0.00      0.00      0.00     0.00      0.00         100.00
13                          100.00      0.00      0.00      0.00     0.00      0.00           0.00
--------------------------------------------------------------------------------------------------
Total:                       12.66      0.51      6.91      0.05     1.53     25.99          52.35
--------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
First Payment Date          Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
2004-06-01                      1        359,353.77       0.06     5.354     2.850        2.473          13         693     78.26
2005-01-01                      2        681,562.59       0.11     5.977     3.473        3.096           6         718     80.00
2005-02-01                      1        142,546.42       0.02     5.354     2.850        2.473           5         709     80.00
2005-03-01                      2        863,529.71       0.14     5.923     3.419        3.042           4         650     77.83
2005-04-01                      3        324,970.32       0.05     5.887     3.383        3.006           3         676     69.47
2005-05-01                      9      2,193,907.56       0.35     5.593     3.089        2.712           2         710     78.06
2005-06-01                    142     42,592,212.19       6.73     5.534     3.030        2.653           1         707     72.71
2005-07-01                  1,968    585,581,028.89      92.55     1.060     3.007        2.630           0         708     71.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
First Payment Date           %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
--------------------------------------------------------------------------------------------------
2004-06-01                  100.00      0.00      0.00      0.00     0.00      0.00           0.00
2005-01-01                    0.00      0.00      0.00      0.00     0.00      0.00         100.00
2005-02-01                    0.00      0.00      0.00      0.00     0.00    100.00           0.00
2005-03-01                    0.00      0.00      0.00      0.00     0.00     25.70          74.30
2005-04-01                    0.00      0.00      0.00      0.00     0.00     80.01          19.99
2005-05-01                   37.21      0.00      0.00      0.00     0.00     39.97          22.82
2005-06-01                   39.19      3.61      1.23      0.81     1.88     23.42          29.87
2005-07-01                   10.63      0.29      7.38      0.00     1.52     26.12          54.07
--------------------------------------------------------------------------------------------------
Total:                       12.66      0.51      6.91      0.05     1.53     25.99          52.35
--------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
States                      Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
CA                            843    296,652,079.72      46.88     1.252     2.991        2.614           0         707     70.77
FL                            284     65,477,516.81      10.35     1.482     3.054        2.677           0         708     73.05
NJ                            142     40,014,071.60       6.32     1.271     3.023        2.646           0         704     71.03
NY                            112     36,658,559.62       5.79     1.318     2.952        2.575           0         699     70.67
VA                            106     33,634,429.93       5.32     1.550     3.044        2.667           0         706     74.72
AZ                             73     18,257,970.10       2.89     1.895     3.009        2.632           0         717     73.68
MA                             53     16,844,138.64       2.66     1.563     3.074        2.697           0         702     68.72
MD                             54     15,350,582.42       2.43     1.223     2.943        2.566           0         712     75.55
IL                             44     11,833,396.73       1.87     1.912     3.033        2.656           0         701     75.03
NV                             44     10,629,730.71       1.68     1.654     3.097        2.720           0         704     76.91
CT                             27      9,727,211.00       1.54     1.707     3.010        2.633           0         701     71.34
WA                             32      8,488,266.42       1.34     1.455     3.059        2.682           0         724     73.81
Other                         314     69,171,157.75      10.93     1.646     3.034        2.657           0         718     73.93
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
States                      %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
CA                          14.48      1.08     10.30      0.00     1.72     21.14          51.29
FL                           6.26      0.00      3.81      0.00     1.82     31.90          56.21
NJ                           9.16      0.00      0.86      0.00     0.28     31.16          58.54
NY                          20.26      0.00      7.65      0.00     0.00     26.15          45.93
VA                           8.72      0.00      1.59      1.02     1.26     34.09          53.32
AZ                          12.64      0.00      5.16      0.00     4.39     39.19          38.62
MA                          13.35      0.00      2.68      0.00     1.69     33.80          48.48
MD                          21.52      0.00      1.97      0.00     0.00     23.58          52.93
IL                          17.16      0.00     12.72      0.00     4.63     24.53          40.96
NV                           7.44      0.00      4.74      0.00     0.00     26.48          61.34
CT                           2.57      0.00      0.00      0.00     0.00     46.89          50.54
WA                           2.26      0.00      2.26      0.00     2.83     31.63          61.02
Other                       11.42      0.00      4.52      0.00     1.43     25.86          56.77
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
City                        Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    59     18,783,006.34       2.97     1.091     3.050        2.673           0         705     70.87
SAN JOSE                       23      9,467,800.00       1.50     1.157     2.992        2.615           0         705     70.99
SAN DIEGO                      22      7,926,487.64       1.25     1.361     2.945        2.568           0         719     68.86
SACRAMENTO                     27      7,352,345.88       1.16     1.555     3.070        2.693           0         698     73.40
LAS VEGAS                      26      6,209,834.07       0.98     1.610     2.982        2.605           0         707     77.35
STOCKTON                       21      5,647,407.13       0.89     1.497     3.029        2.652           0         686     73.95
STATEN ISLAND                  13      4,703,785.00       0.74     1.000     2.900        2.523           0         687     71.19
MIAMI                          16      4,205,322.51       0.66     1.622     3.112        2.735           0         701     74.29
BROOKLYN                       12      4,138,250.00       0.65     1.080     3.066        2.689           0         704     67.05
FAIRFIELD                      11      4,041,500.00       0.64     1.000     2.863        2.486           0         703     72.28
OXNARD                          8      4,019,745.87       0.64     1.858     2.989        2.612           1         689     75.64
WOODBRIDGE                     15      3,980,746.65       0.63     1.218     3.063        2.686           0         716     75.80
Other                       1,875    552,262,880.36      87.28     1.409     3.010        2.633           0         708     71.92
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
City                        %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
LOS ANGELES                 16.89      2.40      6.18      0.00     0.00     15.70          58.83
SAN JOSE                     9.84      0.00     33.79      0.00     0.00     11.43          44.94
SAN DIEGO                   22.56      3.91      4.42      0.00     0.00     12.32          56.79
SACRAMENTO                   5.42      0.00      2.75      0.00     0.00     29.44          62.39
LAS VEGAS                   12.74      0.00      8.12      0.00     0.00     24.67          54.47
STOCKTON                    13.09      0.00     20.18      0.00     0.00     18.86          47.87
STATEN ISLAND               15.99      0.00      0.00      0.00     0.00     35.48          48.53
MIAMI                        0.00      0.00     16.44      0.00     3.21     14.40          65.96
BROOKLYN                     9.67      0.00      0.00      0.00     0.00     26.41          63.92
FAIRFIELD                   12.12      0.00     14.48      0.00     0.00     23.39          50.01
OXNARD                      28.39      0.00     32.65      0.00     0.00      0.00          38.96
WOODBRIDGE                   4.89      0.00     13.46      0.00     0.00     12.27          69.38
Other                       12.55      0.44      6.17      0.06     1.73     27.14          51.91
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Original LTV                Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                142     34,799,213.90       5.50     1.128     2.921        2.544           0         723     41.11
50.001 - 60.000               196     54,412,624.63       8.60     1.369     2.873        2.496           0         714     55.80
60.001 - 70.000               391    118,435,018.28      18.72     1.457     2.978        2.601           0         710     66.77
70.001 - 75.000               426    133,743,316.19      21.14     1.418     3.140        2.763           0         696     73.92
75.001 - 80.000               929    281,924,679.81      44.56     1.363     3.000        2.623           0         709     79.48
80.001 - 85.000                11      2,479,142.53       0.39     2.490     3.111        2.734           0         703     84.30
85.001 - 90.000                10      1,973,814.14       0.31     2.542     3.156        2.779           0         703     89.80
90.001 - 95.000                23      4,971,301.97       0.79     2.247     2.911        2.534           0         705     94.53
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min: 8.974
max: 95.000
wa: 71.950
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Original LTV                %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
0.001 - 50.000               4.52      1.75      5.25      0.00     0.68     24.02          63.78
50.001 - 60.000             13.81      0.53      6.66      0.00     0.92     29.41          48.66
60.001 - 70.000             15.72      0.00      6.52      0.00     0.37     24.22          53.17
70.001 - 75.000              9.29      0.34      6.37      0.00     1.08     24.93          57.99
75.001 - 80.000             13.77      0.66      7.62      0.12     2.43     27.08          48.33
80.001 - 85.000             17.22      0.00      9.20      0.00     0.00     12.87          60.71
85.001 - 90.000              0.00      0.00      0.00      0.00     0.00      7.07          92.93
90.001 - 95.000             14.46      0.00      7.19      0.00     4.63     24.89          48.83
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
Curr LTV                    Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                142     34,799,213.90       5.50     1.128     2.921        2.544           0         723     41.11
50.001 - 60.000               196     54,412,624.63       8.60     1.369     2.873        2.496           0         714     55.80
60.001 - 70.000               391    118,435,018.28      18.72     1.457     2.978        2.601           0         710     66.77
70.001 - 75.000               426    133,743,316.19      21.14     1.418     3.140        2.763           0         696     73.92
75.001 - 80.000               928    281,283,060.54      44.45     1.352     2.998        2.621           0         709     79.48
80.001 - 85.000                12      3,120,761.80       0.49     3.243     3.222        2.845           1         686     83.42
85.001 - 90.000                10      1,973,814.14       0.31     2.542     3.156        2.779           0         703     89.80
90.001 - 95.000                23      4,971,301.97       0.79     2.247     2.911        2.534           0         705     94.53
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min: 8.974
max: 95.000
wa: 71.940
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Curr LTV                    %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
0.001 - 50.000               4.52      1.75      5.25      0.00     0.68     24.02          63.78
50.001 - 60.000             13.81      0.53      6.66      0.00     0.92     29.41          48.66
60.001 - 70.000             15.72      0.00      6.52      0.00     0.37     24.22          53.17
70.001 - 75.000              9.29      0.34      6.37      0.00     1.08     24.93          57.99
75.001 - 80.000             13.80      0.66      7.63      0.12     2.43     27.14          48.21
80.001 - 85.000             13.68      0.00      7.31      0.00     0.00     10.22          68.79
85.001 - 90.000              0.00      0.00      0.00      0.00     0.00      7.07          92.93
90.001 - 95.000             14.46      0.00      7.19      0.00     4.63     24.89          48.83
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
FICO                        Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
0 - 0                           2        490,000.00       0.08     3.241     3.311        2.934           0           0     75.71
620 - 649                     210     62,827,300.26       9.93     1.572     3.150        2.773           0         635     71.67
650 - 699                     772    228,326,480.52      36.09     1.317     3.030        2.653           0         676     72.90
700 - 749                     679    209,959,518.69      33.18     1.402     2.997        2.620           0         722     72.06
750 - 799                     427    122,021,543.26      19.28     1.449     2.928        2.551           0         773     70.64
800 - 819                      38      9,114,268.72       1.44     1.131     2.936        2.559           0         807     64.83
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
nzmin: 620
max: 819
nzwa: 708
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
FICO                        %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
0 - 0                        0.00      0.00     57.14      0.00     0.00      0.00          42.86
620 - 649                    6.45      0.72      8.62      0.00     1.70     20.96          61.55
650 - 699                   10.83      0.27      6.49      0.00     1.67     26.41          54.33
700 - 749                   14.93      1.02      6.88      0.00     1.28     25.68          50.20
750 - 799                   15.50      0.00      6.75      0.28     1.55     28.14          47.79
800 - 819                   11.65      0.00      6.01      0.00     2.53     29.66          50.16
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
PMI                         Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                    2,084    623,314,852.81      98.51     1.380     3.010        2.633           0         708     71.66
Insured and OLTV > 80%         44      9,424,258.64       1.49     2.373     3.015        2.638           0         704     90.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
PMI                         %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
OLTV<=80                    12.67      0.51      6.93      0.06     1.52     26.11          52.21
Insured and OLTV > 80%      12.16      0.00      6.21      0.00     2.44     17.99          61.19
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Property Type               Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
Condominium                   212     56,775,907.49       8.97     1.473     2.971        2.594           0         717     74.37
Multi Family                  106     32,107,523.55       5.07     1.608     3.120        2.743           0         703     67.26
Planned Unit Development      367    111,489,425.59      17.62     1.434     2.994        2.617           0         711     74.12
Single Family               1,419    426,789,297.85      67.45     1.355     3.010        2.633           0         706     71.43
Townhouse                      24      5,576,956.97       0.88     1.595     3.095        2.718           0         701     70.48
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Property Type               %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
Condominium                 13.97      0.53      7.04      0.00     0.68     35.61          42.17
Multi Family                13.87      0.00      5.76      0.00     0.00     26.04          54.33
Planned Unit Development    14.09      0.00      6.23      0.31     2.15     29.78          47.45
Single Family               12.09      0.68      7.24      0.00     1.58     23.69          54.73
Townhouse                    7.38      0.00      1.33      0.00     2.94     27.84          60.51
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Occupancy Code              Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
Investment                    147     30,014,412.12       4.74     2.453     3.223        2.846           0         728     69.62
Primary                     1,940    593,908,992.73      93.86     1.336     3.001        2.624           0         706     72.09
Secondary                      41      8,815,706.60       1.39     1.736     2.927        2.550           0         738     70.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Occupancy Code              %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
Investment                  18.03      1.00      8.92      0.00     1.71     20.99          49.36
Primary                     12.24      0.49      6.74      0.06     1.52     26.29          52.67
Secondary                   22.80      0.00     11.99      0.00     1.72     22.84          40.65
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
Purpose                     Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
CashOut                     1,334    392,654,979.66      62.06     1.309     3.040        2.663           0         703     69.89
Purchase                      512    168,188,288.24      26.58     1.424     2.949        2.572           0         719     77.38
RateTerm                      282     71,895,843.55      11.36     1.795     2.988        2.611           0         709     70.48
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Purpose                     %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
CashOut                      9.23      0.43      5.96      0.09     1.02     26.18          57.11
Purchase                    20.09      0.91      9.51      0.00     2.74     25.70          41.05
RateTerm                    14.01      0.00      6.08      0.00     1.49     25.63          52.79
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Documentation Type          Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
Fast Forward                   69     18,664,557.66       2.95     1.316     2.789        2.412           0         770     68.50
Full                          381     97,240,539.54      15.37     1.657     2.924        2.547           0         708     76.76
NINA                          535    154,507,382.78      24.42     1.255     3.069        2.692           0         715     66.20
Stated Income               1,143    362,326,631.47      57.26     1.388     3.020        2.643           0         701     73.29
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Documentation Type          %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
Fast Forward                19.53      1.66      5.54      0.00     1.80     24.58          46.89
Full                        15.23      0.33      7.86      0.35     2.44     28.70          45.09
NINA                         9.80      0.00      4.37      0.00     0.48     24.86          60.49
Stated Income               12.83      0.71      7.82      0.00     1.72     25.81          51.10
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Lien Position               Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
1                           2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Lien Position               %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
1                           12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Life Time Cap               Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
9.950                       2,125    631,912,668.91      99.87     1.394     3.010        2.633           0         708     71.94
9.985                           1        149,642.54       0.02     5.804     3.300        2.923           1         624     69.77
10.950                          2        676,800.00       0.11     1.000     2.970        2.593           0         715     80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min: 9.950
max: 10.950
wa: 9.951
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Life Time Cap               %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
9.950                       12.68      0.51      6.92      0.05     1.53     25.94          52.37
9.985                        0.00      0.00      0.00      0.00     0.00      0.00         100.00
10.950                       0.00      0.00      0.00      0.00     0.00     79.79          20.21
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Max Rate                    Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000              2,126    632,062,311.45      99.89     1.395     3.010        2.633           0         708     71.94
10.501 - 11.000                 2        676,800.00       0.11     1.000     2.970        2.593           0         715     80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
min: 9.950
max: 10.950
wa: 9.951
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Max Rate                    %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
9.501 - 10.000              12.67      0.51      6.92      0.05     1.53     25.93          52.38
10.501 - 11.000              0.00      0.00      0.00      0.00     0.00     79.79          20.21
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Months to Roll              Count           Balance    Percent      GWAC    Margin   Net Margin         Age        FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
1                           2,122    630,928,652.69      99.71     1.391     3.011        2.634           0         708     71.94
2                               6      1,810,458.76       0.29     2.739     2.748        2.371           0         720     76.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0         708     71.95
----------------------------------------------------------------------------------------------------------------------------------
nzmin: 1
max: 2
nzwa: 1
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Months to Roll              %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
1                           12.60      0.51      6.93      0.05     1.54     26.03          52.34
2                           34.20      0.00      0.00      0.00     0.00      9.56          56.25
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           All records
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
Silent Seconds              Count           Balance    Percent      GWAC    Margin   Net Margin         Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
N                           1,799    524,687,780.96      82.92     1.421     3.019        2.642           0          708    71.14
Y                             329    108,051,330.49      17.08     1.265     2.970        2.593           0          707    75.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,128    632,739,111.45     100.00     1.395     3.010        2.633           0          708    71.95
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Silent Seconds              %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
N                           12.38      0.61      6.79      0.07     1.13     25.89          53.13
Y                           14.00      0.00      7.52      0.00     3.47     26.47          48.54
-------------------------------------------------------------------------------------------------
Total:                      12.66      0.51      6.91      0.05     1.53     25.99          52.35
-------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================


------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
As of Date: 20050601
Count: 1,578
Current Balance: $361,047,350.62
AverageCurBal: $228,800.60
OrigWAC: 1.094
GWAC: 1.452
NetWAC: 1.075
GrossMargin: 3.043
NetMargin: 2.666
FICO: 708
OLTV: 71.11
%CA: 36.62%
WALA: 0
OrigTerm: 360
WAM: 360
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.950
MTR: 1
CurrLTV: 71.10
Maximum 1 Zip Concentration:  0.506%
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty          Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
No Prepay                     165     39,514,153.43      10.94      2.030    2.798         2.421          0          712    72.12
1YR SOFT                        4      1,220,000.00       0.34      1.246    2.688         2.311          0          694    57.41
1YR HARD                       82     20,023,213.26       5.55      1.225    2.703         2.326          0          713    71.63
2YR SOFT                        1        343,180.23       0.10      5.054    2.550         2.173          1          797    80.00
2YR HARD                       24      5,753,193.63       1.59      1.221    2.690         2.313          0          708    76.72
3YR SOFT                      363     87,300,425.74      24.18      1.437    3.000         2.623          0          712    71.02
3YR HARD                      939    206,893,184.33      57.30      1.371    3.154         2.777          0          705    70.81
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
Prepayment Penalty           %NoPP       %1S        %1H       %2S       %2H       %3S            %3H
-----------------------------------------------------------------------------------------------------
No Prepay                   100.00      0.00       0.00      0.00      0.00      0.00           0.00
1YR SOFT                      0.00    100.00       0.00      0.00      0.00      0.00           0.00
1YR HARD                      0.00      0.00     100.00      0.00      0.00      0.00           0.00
2YR SOFT                      0.00      0.00       0.00    100.00      0.00      0.00           0.00
2YR HARD                      0.00      0.00       0.00      0.00    100.00      0.00           0.00
3YR SOFT                      0.00      0.00       0.00      0.00      0.00    100.00           0.00
3YR HARD                      0.00      0.00       0.00      0.00      0.00      0.00         100.00
-----------------------------------------------------------------------------------------------------
Total:                       10.94      0.34       5.55      0.10      1.59     24.18          57.30
-----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Original Rate               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000               1,401    327,148,848.81      90.61      1.347    3.027         2.650          0          706    70.72
1.751 - 2.000                 177     33,898,501.81       9.39      2.466    3.203         2.826          0          721    74.90
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 1.000
max: 2.000
wa: 1.094
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
Original Rate               %NoPP       %1S        %1H       %2S       %2H       %3S            %3H
----------------------------------------------------------------------------------------------------
0.751 - 1.000               10.72      0.28       5.29      0.10      1.53     24.50          57.58
1.751 - 2.000               13.11      0.88       8.03      0.00      2.19     21.14          54.65
----------------------------------------------------------------------------------------------------
Total:                      10.94      0.34       5.55      0.10      1.59     24.18          57.30
----------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
Current Rate                Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000               1,294    302,654,053.14      83.83      1.000    3.019         2.642          0          706    70.56
1.751 - 2.000                 155     29,927,058.60       8.29      2.000    3.167         2.790          0          724    75.10
4.501 - 4.750                   1        319,237.42       0.09      4.704    2.200         1.823          1          738    51.04
4.751 - 5.000                   1        264,000.00       0.07      4.804    2.300         1.923          1          794    80.00
5.001 - 5.250                  14      3,491,550.48       0.97      5.167    2.663         2.286          1          723    69.50
5.251 - 5.500                  26      5,884,484.22       1.63      5.365    2.861         2.484          1          710    74.44
5.501 - 5.750                  24      4,976,517.56       1.38      5.563    3.059         2.682          1          720    70.55
5.751 - 6.000                  31      6,516,462.07       1.80      5.860    3.356         2.979          1          699    73.13
6.001 - 6.250                  22      4,846,383.88       1.34      6.103    3.599         3.222          1          699    75.78
6.251 - 6.500                   9      1,772,603.25       0.49      6.348    3.844         3.467          1          679    72.87
6.501 - 6.750                   1        395,000.00       0.11      6.554    4.050         3.673          1          682    69.91
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 1.000
max: 6.554
wa: 1.452
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
Current Rate                 %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
--------------------------------------------------------------------------------------------------
0.751 - 1.000                 8.93      0.30      5.72      0.00     1.66     24.24          59.16
1.751 - 2.000                13.67      1.00      7.34      0.00     1.98     23.94          52.06
4.501 - 4.750               100.00      0.00      0.00      0.00     0.00      0.00           0.00
4.751 - 5.000               100.00      0.00      0.00      0.00     0.00      0.00           0.00
5.001 - 5.250                75.96      0.00      0.00      9.83     0.00     14.21           0.00
5.251 - 5.500                37.74      0.00      6.59      0.00     0.00     49.19           6.47
5.501 - 5.750                45.67      0.00      2.74      0.00     3.02     16.83          31.75
5.751 - 6.000                 2.39      0.00      0.00      0.00     0.00     39.12          58.50
6.001 - 6.250                10.69      0.00      0.00      0.00     0.00      0.00          89.31
6.251 - 6.500                 0.00      0.00      0.00      0.00     0.00      0.00         100.00
6.501 - 6.750                 0.00      0.00      0.00      0.00     0.00      0.00         100.00
--------------------------------------------------------------------------------------------------
Total:                       10.94      0.34      5.55      0.10     1.59     24.18          57.30
--------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Conforming                  Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
CONFORMING                  1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Conforming                  %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
CONFORMING                  10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------
Total:                      10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Principal Balance           Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                1         50,000.00       0.01      1.000    3.075         2.698          0          661    49.02
50,000.01 - 100,000.00         81      6,734,446.06       1.87      1.510    3.130         2.753          0          725    65.10
100,000.01 - 150,000.00       220     28,265,874.53       7.83      1.673    3.072         2.695          0          711    71.21
150,000.01 - 200,000.00       302     53,388,763.45      14.79      1.472    3.041         2.664          0          710    68.79
200,000.01 - 250,000.00       332     75,488,721.59      20.91      1.507    3.053         2.676          0          703    70.87
250,000.01 - 275,000.00       156     41,217,613.48      11.42      1.515    3.049         2.672          0          711    71.52
275,000.01 - 350,000.00       430    134,381,994.31      37.22      1.329    3.025         2.648          0          708    72.42
350,000.01 - 400,000.00        41     14,844,932.64       4.11      1.451    2.999         2.622          0          699    71.76
400,000.01 - 450,000.00        11      4,712,960.98       1.31      1.388    2.954         2.577          0          699    66.07
450,000.01 - 500,000.00         3      1,457,000.00       0.40      1.321    3.611         3.234          0          753    70.71
500,000.01 - 550,000.00         1        505,043.58       0.14      6.304    3.800         3.423          1          628    75.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 50,000.00
max: 505,043.58
avg: 228,800.60
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Principal Balance           %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
0.01 - 50,000.00             0.00      0.00      0.00      0.00     0.00    100.00           0.00
50,000.01 - 100,000.00       6.52      0.00      6.00      0.00     1.33     18.67          67.48
100,000.01 - 150,000.00      8.32      0.00      4.02      0.00     1.36     17.92          68.38
150,000.01 - 200,000.00     10.29      0.00      3.42      0.00     1.22     21.44          63.62
200,000.01 - 250,000.00      9.73      0.00      5.39      0.00     1.24     22.82          60.82
250,000.01 - 275,000.00     13.50      0.00      4.44      0.00     1.93     29.61          50.51
275,000.01 - 350,000.00     11.16      0.91      6.12      0.26     2.15     25.35          54.05
350,000.01 - 400,000.00     19.38      0.00     17.09      0.00     0.00     22.12          41.41
400,000.01 - 450,000.00      9.23      0.00      0.00      0.00     0.00     36.35          54.42
450,000.01 - 500,000.00      0.00      0.00      0.00      0.00     0.00     67.88          32.12
500,000.01 - 550,000.00      0.00      0.00      0.00      0.00     0.00      0.00         100.00
-------------------------------------------------------------------------------------------------
Total:                      10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Original Term               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
360                         1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 360
max: 360
wa: 360
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Original Term               %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
360                         10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------
Total:                      10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
RemTerm                     Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
354                             1        278,525.34       0.08      6.154    3.650         3.273          6          677    80.00
355                             1        142,546.42       0.04      5.354    2.850         2.473          5          709    80.00
356                             1        221,910.44       0.06      5.254    2.750         2.373          4          730    71.56
357                             3        324,970.32       0.09      5.887    3.383         3.006          3          676    69.47
358                             8      1,835,015.46       0.51      5.463    2.959         2.582          2          713    78.34
359                           115     25,663,270.90       7.11      5.693    3.189         2.812          1          708    72.24
360                         1,449    332,581,111.74      92.12      1.090    3.032         2.655          0          708    70.97
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min:       354
max:       360
wa:        360
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
RemTerm                     %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
354                          0.00      0.00      0.00      0.00     0.00      0.00         100.00
355                          0.00      0.00      0.00      0.00     0.00    100.00           0.00
356                          0.00      0.00      0.00      0.00     0.00    100.00           0.00
357                          0.00      0.00      0.00      0.00     0.00     80.01          19.99
358                         44.49      0.00      0.00      0.00     0.00     47.79           7.72
359                         29.56      0.00      2.04      1.34     0.59     20.56          45.92
360                          9.35      0.37      5.86      0.00     1.68     24.21          58.52
-------------------------------------------------------------------------------------------------
Total:                      10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
Age                         Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0                           1,449    332,581,111.74      92.12      1.090    3.032         2.655          0          708    70.97
1                             115     25,663,270.90       7.11      5.693    3.189         2.812          1          708    72.24
2                               8      1,835,015.46       0.51      5.463    2.959         2.582          2          713    78.34
3                               3        324,970.32       0.09      5.887    3.383         3.006          3          676    69.47
4                               1        221,910.44       0.06      5.254    2.750         2.373          4          730    71.56
5                               1        142,546.42       0.04      5.354    2.850         2.473          5          709    80.00
6                               1        278,525.34       0.08      6.154    3.650         3.273          6          677    80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min:       0
max:       6
wa:        0
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
Age                         %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
0                            9.35      0.37      5.86      0.00     1.68     24.21          58.52
1                           29.56      0.00      2.04      1.34     0.59     20.56          45.92
2                           44.49      0.00      0.00      0.00     0.00     47.79           7.72
3                            0.00      0.00      0.00      0.00     0.00     80.01          19.99
4                            0.00      0.00      0.00      0.00     0.00    100.00           0.00
5                            0.00      0.00      0.00      0.00     0.00    100.00           0.00
6                            0.00      0.00      0.00      0.00     0.00      0.00         100.00
-------------------------------------------------------------------------------------------------
Total:                      10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
First Payment Date          Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
2005-01-01                      1        278,525.34       0.08      6.154    3.650         3.273          6          677    80.00
2005-02-01                      1        142,546.42       0.04      5.354    2.850         2.473          5          709    80.00
2005-03-01                      1        221,910.44       0.06      5.254    2.750         2.373          4          730    71.56
2005-04-01                      3        324,970.32       0.09      5.887    3.383         3.006          3          676    69.47
2005-05-01                      8      1,835,015.46       0.51      5.463    2.959         2.582          2          713    78.34
2005-06-01                    115     25,663,270.90       7.11      5.693    3.189         2.812          1          708    72.24
2005-07-01                  1,449    332,581,111.74      92.12      1.090    3.032         2.655          0          708    70.97
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
First Payment Date          %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-------------------------------------------------------------------------------------------------
2005-01-01                   0.00      0.00      0.00      0.00     0.00      0.00         100.00
2005-02-01                   0.00      0.00      0.00      0.00     0.00    100.00           0.00
2005-03-01                   0.00      0.00      0.00      0.00     0.00    100.00           0.00
2005-04-01                   0.00      0.00      0.00      0.00     0.00     80.01          19.99
2005-05-01                  44.49      0.00      0.00      0.00     0.00     47.79           7.72
2005-06-01                  29.56      0.00      2.04      1.34     0.59     20.56          45.92
2005-07-01                   9.35      0.37      5.86      0.00     1.68     24.21          58.52
-------------------------------------------------------------------------------------------------
Total:                      10.94      0.34      5.55      0.10     1.59     24.18          57.30
-------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
States                      Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
CA                            511    132,211,391.60      36.62      1.278    3.052         2.675          0          706    68.11
FL                            246     45,764,916.50      12.68      1.413    3.071         2.694          0          706    72.95
NJ                            117     27,970,116.60       7.75      1.214    3.015         2.638          0          704    69.73
NY                             83     23,134,375.64       6.41      1.412    2.964         2.587          0          705    67.75
VA                             72     18,619,547.20       5.16      1.658    3.038         2.661          0          710    74.06
AZ                             65     14,310,278.00       3.96      1.764    3.000         2.623          0          718    73.71
NV                             41      9,454,114.71       2.62      1.567    3.085         2.708          0          706    76.72
MA                             39      9,439,588.64       2.61      2.004    3.072         2.695          0          699    71.84
MD                             40      9,199,782.42       2.55      1.372    2.959         2.582          0          707    74.27
IL                             36      8,105,858.20       2.25      1.806    2.979         2.602          0          696    73.69
WA                             28      6,174,266.42       1.71      1.625    3.086         2.709          0          729    75.78
CO                             29      5,537,831.93       1.53      1.603    3.112         2.735          0          730    75.45
Other                         271     51,125,282.76      14.16      1.720    3.061         2.684          0          713    74.52
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
States                          %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-----------------------------------------------------------------------------------------------------
CA                              10.89      0.92      8.13      0.00     1.37      18.71         59.97
FL                               4.70      0.00      3.36      0.00     2.61      28.10         61.24
NJ                              10.45      0.00      1.24      0.00     0.41      31.35         56.55
NY                              18.99      0.00      5.75      0.00     0.00      27.08         48.18
VA                               7.58      0.00      2.88      1.84     2.27      21.95         63.48
AZ                              11.02      0.00      6.59      0.00     1.06      39.56         41.77
NV                               4.36      0.00      5.33      0.00     0.00      29.77         60.53
MA                              19.40      0.00      4.79      0.00     3.02      23.39         49.40
MD                              31.87      0.00      3.28      0.00     0.00      23.74         41.11
IL                              13.23      0.00      9.33      0.00     6.76      31.17         39.52
WA                               3.11      0.00      3.11      0.00     3.89      29.63         60.26
CO                              14.80      0.00      0.00      0.00     0.00      23.30         61.90
Other                           10.56      0.00      4.65      0.00     1.93      23.60         59.26
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59      24.18         57.30
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
City                        Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    42     10,846,206.34       3.00      1.123    3.087         2.710          0          705    68.33
SACRAMENTO                     23      5,766,055.88       1.60      1.708    3.127         2.750          0          696    72.83
LAS VEGAS                      24      5,394,218.07       1.49      1.407    2.988         2.611          0          705    76.95
STOCKTON                       19      4,861,807.13       1.35      1.577    3.075         2.698          0          690    72.98
BROOKLYN                       11      3,744,500.00       1.04      1.088    3.046         2.669          0          703    66.22
WOODBRIDGE                     14      3,564,746.65       0.99      1.243    2.997         2.620          0          712    75.31
SAN DIEGO                      12      3,330,387.64       0.92      1.860    2.988         2.611          0          715    63.20
MIAMI                          13      2,991,094.51       0.83      1.874    3.202         2.825          0          698    73.92
STATEN ISLAND                   8      2,537,000.00       0.70      1.000    2.911         2.534          0          692    66.30
ALEXANDRIA                      9      2,480,300.00       0.69      1.000    3.135         2.758          0          682    73.74
WEST PALM BEACH                11      2,290,419.14       0.63      1.875    3.043         2.666          0          697    79.29
CHICAGO                        11      2,213,861.47       0.61      1.465    2.932         2.555          0          697    69.82
Other                       1,381    311,026,753.79      86.15      1.460    3.041         2.664          0          709    71.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
City                            %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-----------------------------------------------------------------------------------------------------
LOS ANGELES                     11.34      0.00      6.65      0.00     0.00      10.88         71.12
SACRAMENTO                       0.00      0.00      3.50      0.00     0.00      23.98         72.51
LAS VEGAS                        7.65      0.00      9.34      0.00     0.00      28.41         54.61
STOCKTON                        15.20      0.00      7.28      0.00     0.00      21.91         55.60
BROOKLYN                        10.68      0.00      0.00      0.00     0.00      29.19         60.13
WOODBRIDGE                       5.46      0.00     15.04      0.00     0.00      13.70         65.80
SAN DIEGO                       37.99      9.31     10.51      0.00     0.00      18.27         23.92
MIAMI                            0.00      0.00      7.62      0.00     4.51      20.24         67.62
STATEN ISLAND                    0.00      0.00      0.00      0.00     0.00      41.66         58.34
ALEXANDRIA                      26.28      0.00      0.00      0.00     0.00      22.38         51.35
WEST PALM BEACH                  0.00      0.00      4.89      0.00    11.70      31.67         51.74
CHICAGO                          9.24      0.00     13.44      0.00     0.00      43.63         33.69
Other                           11.07      0.29      5.38      0.11     1.72      24.45         56.99
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59      24.18         57.30
-----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Original LTV                Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                127     25,905,213.90       7.18      1.172    2.916         2.539          0          729    40.34
50.001 - 60.000               164     36,661,284.63      10.15      1.428    2.923         2.546          0          713    56.00
60.001 - 70.000               297     67,497,602.52      18.69      1.513    3.071         2.694          0          707    66.74
70.001 - 75.000               303     71,459,745.59      19.79      1.440    3.178         2.801          0          697    73.96
75.001 - 80.000               644    150,469,650.34      41.68      1.428    3.018         2.641          0          709    79.52
80.001 - 85.000                11      2,479,142.53       0.69      2.490    3.111         2.734          0          703    84.30
85.001 - 90.000                10      1,973,814.14       0.55      2.542    3.156         2.779          0          703    89.80
90.001 - 95.000                22      4,600,896.97       1.27      2.267    2.960         2.583          0          708    94.49
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 8.974
max: 95.000
wa: 71.109
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Original LTV                     %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
------------------------------------------------------------------------------------------------------
0.001 - 50.000                    6.07      2.35      5.51      0.00     0.91      25.68         59.47
50.001 - 60.000                  12.67      0.79      4.45      0.00     0.00      27.51         54.58
60.001 - 70.000                   8.96      0.00      7.03      0.00     0.64      21.69         61.67
70.001 - 75.000                  10.55      0.00      3.85      0.00     1.11      20.39         64.10
75.001 - 80.000                  12.58      0.21      5.90      0.23     2.70      26.35         52.02
80.001 - 85.000                  17.22      0.00      9.20      0.00     0.00      12.87         60.71
85.001 - 90.000                   0.00      0.00      0.00      0.00     0.00       7.07         92.93
90.001 - 95.000                   7.57      0.00      7.76      0.00     5.01      26.89         52.76
------------------------------------------------------------------------------------------------------
Total:                           10.94      0.34      5.55      0.10     1.59      24.18         57.30
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Curr LTV                    Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                127     25,905,213.90       7.18      1.172    2.916         2.539          0          729    40.34
50.001 - 60.000               164     36,661,284.63      10.15      1.428    2.923         2.546          0          713    56.00
60.001 - 70.000               297     67,497,602.52      18.69      1.513    3.071         2.694          0          707    66.74
70.001 - 75.000               303     71,459,745.59      19.79      1.440    3.178         2.801          0          697    73.96
75.001 - 80.000               644    150,469,650.34      41.68      1.428    3.018         2.641          0          709    79.52
80.001 - 85.000                11      2,479,142.53       0.69      2.490    3.111         2.734          0          703    84.30
85.001 - 90.000                10      1,973,814.14       0.55      2.542    3.156         2.779          0          703    89.80
90.001 - 95.000                22      4,600,896.97       1.27      2.267    2.960         2.583          0          708    94.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------
min: 8.974
max: 95.000
wa: 71.096
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Curr LTV                       %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
----------------------------------------------------------------------------------------------------
0.001 - 50.000                  6.07      2.35      5.51      0.00     0.91      25.68         59.47
50.001 - 60.000                12.67      0.79      4.45      0.00     0.00      27.51         54.58
60.001 - 70.000                 8.96      0.00      7.03      0.00     0.64      21.69         61.67
70.001 - 75.000                10.55      0.00      3.85      0.00     1.11      20.39         64.10
75.001 - 80.000                12.58      0.21      5.90      0.23     2.70      26.35         52.02
80.001 - 85.000                17.22      0.00      9.20      0.00     0.00      12.87         60.71
85.001 - 90.000                 0.00      0.00      0.00      0.00     0.00       7.07         92.93
90.001 - 95.000                 7.57      0.00      7.76      0.00     5.01      26.89         52.76
----------------------------------------------------------------------------------------------------
Total:                         10.94      0.34      5.55      0.10     1.59      24.18         57.30
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
FICO                        Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0 - 0                           2        490,000.00       0.14      3.241    3.311         2.934          0            0    75.71
620 - 649                     154     34,652,960.99       9.60      1.622    3.176         2.799          0          634    72.98
650 - 699                     581    136,754,567.20      37.88      1.336    3.053         2.676          0          676    71.76
700 - 749                     490    112,740,737.71      31.23      1.469    3.027         2.650          0          723    71.20
750 - 799                     320     70,611,920.00      19.56      1.572    2.989         2.612          0          773    69.30
800 - 819                      31      5,797,164.72       1.61      1.206    2.960         2.583          0          808    64.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
nzmin: 620
max: 819
nzwa: 708
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
FICO                             %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
------------------------------------------------------------------------------------------------------
0 - 0                             0.00      0.00     57.14      0.00     0.00       0.00         42.86
620 - 649                        10.66      0.00      6.74      0.00     1.21      18.35         63.03
650 - 699                         9.04      0.45      4.07      0.00     1.64      22.86         61.95
700 - 749                        12.03      0.54      7.15      0.00     1.85      24.91         53.52
750 - 799                        13.55      0.00      4.58      0.49     1.10      29.22         51.08
800 - 819                         5.72      0.00      9.44      0.00     3.97      16.71         64.15
------------------------------------------------------------------------------------------------------
Total:                           10.94      0.34      5.55      0.10     1.59      24.18         57.30
------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
PMI                         Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                    1,535    351,993,496.98      97.49      1.428    3.043         2.666          0          708    70.61
Insured and OLTV > 80%         43      9,053,853.64       2.51      2.388    3.044         2.667          0          705    90.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
PMI                             %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-----------------------------------------------------------------------------------------------------
OLTV<=80                        11.01      0.35      5.52      0.10     1.57      24.32         57.14
Insured and OLTV > 80%           8.56      0.00      6.46      0.00     2.54      18.73         63.70
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59      24.18         57.30
-----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Property Type               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Condominium                   167     34,188,025.33       9.47      1.509    3.002         2.625          0          720    74.41
Multi Family                   96     26,298,123.55       7.28      1.705    3.116         2.739          0          706    67.61
Planned Unit Development      271     62,710,639.54      17.37      1.550    3.015         2.638          0          711    73.97
Single Family               1,024    233,886,590.23      64.78      1.382    3.049         2.672          0          705    70.32
Townhouse                      20      3,963,971.97       1.10      1.837    3.038         2.661          0          710    67.42
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Property Type                    %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
------------------------------------------------------------------------------------------------------
Condominium                      14.72      0.88      7.58      0.00     1.13      30.93         44.76
Multi Family                     15.03      0.00      7.03      0.00     0.00      25.84         52.09
Planned Unit Development         13.11      0.00      5.18      0.55     2.79      28.33         50.05
Single Family                     9.36      0.39      5.24      0.00     1.48      21.83         61.70
Townhouse                        10.38      0.00      1.87      0.00     4.14      28.07         55.54
------------------------------------------------------------------------------------------------------
Total:                           10.94      0.34      5.55      0.10     1.59      24.18         57.30
------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Code              Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Investment                    136     25,187,062.12       6.98      2.540    3.261         2.884          0          727    69.29
Primary                     1,404    328,290,911.90      90.93      1.359    3.029         2.652          0          706    71.26
Secondary                      38      7,569,376.60       2.10      1.857    2.941         2.564          0          738    70.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Occupancy Code                 %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
----------------------------------------------------------------------------------------------------
Investment                     15.33      1.19      8.48      0.00     2.03      21.72         51.24
Primary                        10.36      0.28      5.13      0.10     1.55      24.43         58.15
Secondary                      21.66      0.00     13.97      0.00     2.00      21.47         40.90
----------------------------------------------------------------------------------------------------
Total:                         10.94      0.34      5.55      0.10     1.59      24.18         57.30
----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Purpose                     Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
CashOut                     1,015    237,538,676.19      65.79      1.381    3.060         2.683          0          704    68.97
Purchase                      329     76,407,119.14      21.16      1.511    2.981         2.604          0          721    77.86
RateTerm                      234     47,101,555.29      13.05      1.711    3.059         2.682          0          705    70.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Purpose                        %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
----------------------------------------------------------------------------------------------------
CashOut                         8.96      0.51      4.78      0.14     0.69     24.98          59.93
Purchase                       17.33      0.00      9.37      0.00     3.98     23.04          46.27
RateTerm                       10.59      0.00      3.21      0.00     2.28     21.97          61.96
----------------------------------------------------------------------------------------------------
Total:                         10.94      0.34      5.55      0.10     1.59     24.18          57.30
----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Documentation Type          Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fast Forward                   53     10,661,304.66       2.95      1.403    2.824         2.447          0          773    69.10
Full                          321     66,127,643.30      18.32      1.706    2.957         2.580          0          706    77.09
NINA                          414     96,999,259.26      26.87      1.270    3.100         2.723          0          715    64.40
Stated Income                 790    187,259,143.40      51.87      1.459    3.056         2.679          0          701    72.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Documentation Type              %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-----------------------------------------------------------------------------------------------------
Fast Forward                    15.94      2.91      9.71      0.00     3.15     13.53          54.76
Full                            14.61      0.48      5.48      0.52     2.82     26.55          49.53
NINA                             7.46      0.00      2.88      0.00     0.33     23.11          66.22
Stated Income                   11.17      0.32      6.71      0.00     1.73     24.50          55.58
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59     24.18          57.30
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Lien Position               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1                           1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Lien Position                 %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
---------------------------------------------------------------------------------------------------
1                             10.94      0.34      5.55      0.10     1.59     24.18          57.30
---------------------------------------------------------------------------------------------------
Total:                        10.94      0.34      5.55      0.10     1.59     24.18          57.30
---------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Life Time Cap               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
9.950                       1,576    360,760,908.08      99.92      1.450    3.043         2.666          0          708    71.11
9.985                           1        149,642.54       0.04      5.804    3.300         2.923          1          624    69.77
10.950                          1        136,800.00       0.04      1.000    3.050         2.673          0          688    80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 9.950
max: 10.950
wa: 9.950
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Life Time Cap                   %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-----------------------------------------------------------------------------------------------------
9.950                           10.95      0.34      5.55      0.10     1.59     24.20          57.27
9.985                            0.00      0.00      0.00      0.00     0.00      0.00         100.00
10.950                           0.00      0.00      0.00      0.00     0.00      0.00         100.00
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59     24.18          57.30
-----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Max Rate                    Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000              1,577    360,910,550.62      99.96      1.452    3.043         2.666          0          708    71.11
10.501 - 11.000                 1        136,800.00       0.04      1.000    3.050         2.673          0          688    80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
min: 9.950
max: 10.950
wa: 9.950
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Max Rate                        %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-----------------------------------------------------------------------------------------------------
9.501 - 10.000                  10.95      0.34      5.55      0.10     1.59     24.19          57.29
10.501 - 11.000                  0.00      0.00      0.00      0.00     0.00      0.00         100.00
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59     24.18          57.30
-----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Months to Roll              Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1                           1,574    360,394,712.58      99.82      1.451    3.043         2.666          0          708    71.11
2                               4        652,638.04       0.18      2.025    3.064         2.687          0          697    71.17
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------
nzmin: 1
max: 2
nzwa: 1
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Months to Roll                  %NoPP       %1S       %1H       %2S      %2H       %3S            %3H
-----------------------------------------------------------------------------------------------------
1                               10.96      0.34      5.56      0.10     1.60     24.18          57.27
2                                0.00      0.00      0.00      0.00     0.00     26.51          73.49
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59     24.18          57.30
-----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                           CONFORMING
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
Silent Seconds              Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
N                           1,364    308,819,808.38      85.53      1.487    3.053         2.676          0          708    70.15
Y                             214     52,227,542.24      14.47      1.247    2.984         2.607          0          709    76.76
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578    361,047,350.62     100.00      1.452    3.043         2.666          0          708    71.11
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Silent Seconds                  %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-----------------------------------------------------------------------------------------------------
N                               10.93      0.40      5.41      0.11     1.23      23.66         58.26
Y                               11.03      0.00      6.35      0.00     3.75      27.23         51.64
-----------------------------------------------------------------------------------------------------
Total:                          10.94      0.34      5.55      0.10     1.59      24.18         57.30
-----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                                JUMBO
===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
Stats
---------------------------------------------------------------------------------------------------------------------------------
As of Date: 20050601
Count: 550
Current Balance: $271,691,760.83
AverageCurBal:   $493,985.02
OrigWAC: 1.019
GWAC: 1.319
NetWAC: 0.942
GrossMargin: 2.967
NetMargin: 2.590
FICO: 707
OLTV: 73.07
%CA: 60.52%
WALA: 0
OrigTerm: 360
WAM: 360
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.952
MTR: 1
CurrLTV: 73.06
Maximum 1 Zip Concentration: 0.709%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty          Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
No Prepay                      78     40,582,848.25      14.94      1.995    2.720         2.343          0          718    73.34
1YR SOFT                        2      1,987,500.00       0.73      4.407    2.855         2.478          1          725    76.45
1YR HARD                       46     23,727,600.00       8.73      1.023    2.682         2.305          0          702    74.61
2YR HARD                        8      3,933,000.00       1.45      1.844    2.858         2.481          0          701    74.92
3YR SOFT                      156     77,131,330.89      28.39      1.283    2.951         2.574          0          708    72.90
3YR HARD                      260    124,329,481.69      45.76      1.111    3.116         2.739          0          705    72.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Prepayment Penalty              %NoPP        %1S       %1H      %2S       %2H        %3S           %3H
------------------------------------------------------------------------------------------------------
No Prepay                      100.00       0.00      0.00     0.00      0.00       0.00          0.00
1YR SOFT                         0.00     100.00      0.00     0.00      0.00       0.00          0.00
1YR HARD                         0.00       0.00    100.00     0.00      0.00       0.00          0.00
2YR HARD                         0.00       0.00      0.00     0.00    100.00       0.00          0.00
3YR SOFT                         0.00       0.00      0.00     0.00      0.00     100.00          0.00
3YR HARD                         0.00       0.00      0.00     0.00      0.00       0.00        100.00
------------------------------------------------------------------------------------------------------
Total:                          14.94       0.73      8.73     0.00      1.45      28.39         45.76
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Original Rate               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                 537    266,134,652.06      97.95      1.300    2.967         2.590          0          707    73.06
1.001 - 1.250                   1        359,353.77       0.13      5.354    2.850         2.473         13          693    78.26
1.751 - 2.000                  12      5,197,755.00       1.91      2.000    2.975         2.598          0          730    72.99
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 1.000
max: 2.000
wa: 1.019
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Original Rate                   %NoPP        %1S       %1H      %2S       %2H        %3S           %3H
------------------------------------------------------------------------------------------------------
0.751 - 1.000                   14.39       0.75      8.71     0.00      1.48      28.67         46.00
1.001 - 1.250                  100.00       0.00      0.00     0.00      0.00       0.00          0.00
1.751 - 2.000                   36.94       0.00     10.39     0.00      0.00      15.97         36.70
------------------------------------------------------------------------------------------------------
Total:                          14.94       0.73      8.73     0.00      1.45      28.39         45.76
------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                                JUMBO
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
Current Rate                Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                 507    247,802,162.15      91.21      1.000    2.975         2.598          0          707    73.00
1.751 - 2.000                  12      5,197,755.00       1.91      2.000    2.975         2.598          0          730    72.99
4.751 - 5.000                   6      4,460,569.07       1.64      4.833    2.329         1.952          1          738    69.63
5.001 - 5.250                   4      2,055,947.26       0.76      5.101    2.597         2.220          1          713    76.25
5.251 - 5.500                  10      6,731,803.08       2.48      5.349    2.845         2.468          2          700    76.37
5.501 - 5.750                   3      1,219,765.14       0.45      5.549    3.045         2.668          1          683    77.98
5.751 - 6.000                   4      2,174,200.99       0.80      5.841    3.337         2.960          2          695    68.61
6.001 - 6.250                   3      1,690,666.04       0.62      6.111    3.607         3.230          2          645    76.26
6.251 - 6.500                   1        358,892.10       0.13      6.254    3.750         3.373          2          698    76.60
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 1.000
max: 6.254
wa: 1.319
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Current Rate                     %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
------------------------------------------------------------------------------------------------------
0.751 - 1.000                    11.78      0.18      9.36      0.00      1.32    28.90          48.46
1.751 - 2.000                    36.94      0.00     10.39      0.00      0.00    15.97          36.70
4.751 - 5.000                   100.00      0.00      0.00      0.00      0.00     0.00           0.00
5.001 - 5.250                   100.00      0.00      0.00      0.00      0.00     0.00           0.00
5.251 - 5.500                    38.48     22.84      0.00      0.00      0.00    38.68           0.00
5.501 - 5.750                    29.44      0.00      0.00      0.00      0.00    70.56           0.00
5.751 - 6.000                     0.00      0.00      0.00      0.00      0.00    56.69          43.31
6.001 - 6.250                     0.00      0.00      0.00      0.00     38.45     0.00          61.55
6.251 - 6.500                     0.00      0.00      0.00      0.00      0.00     0.00         100.00
------------------------------------------------------------------------------------------------------
Total:                           14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Conforming                  Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
JUMBO                         550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Conforming                       %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
------------------------------------------------------------------------------------------------------
JUMBO                            14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------
Total:                           14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Principal Balance           Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00       161     61,347,205.95      22.58      1.308    3.032         2.655          0          709    74.34
400,000.01 - 450,000.00       116     49,468,642.32      18.21      1.126    2.955         2.578          0          713    74.01
450,000.01 - 500,000.00       105     50,369,933.45      18.54      1.168    3.020         2.643          0          701    75.48
500,000.01 - 550,000.00        48     25,349,491.58       9.33      1.294    2.933         2.556          0          714    74.44
550,000.01 - 600,000.00        34     19,634,999.00       7.23      1.000    3.024         2.647          0          702    73.92
600,000.01 - 750,000.00        61     39,908,395.53      14.69      1.435    2.932         2.555          0          700    71.59
750,000.01 - 850,000.00         5      3,952,843.00       1.45      2.015    2.915         2.538          0          729    58.45
850,000.01 - 950,000.00         8      7,444,750.00       2.74      1.979    2.604         2.227          0          707    62.42
950,000.01 - 1,000,000.00       7      6,959,000.00       2.56      1.536    2.715         2.338          0          720    64.64
1,250,000.01 - 1,500,000.00     3      4,112,500.00       1.51      2.552    2.924         2.547          0          678    65.04
1,500,000.01 - 1,750,000.00     2      3,144,000.00       1.16      3.154    2.900         2.523          0          745    69.79
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 358,892.10
max: 1,606,500.00
avg: 493,985.02
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Principal Balance                 %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
-------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00           13.95      0.00      5.09      0.00      1.86    27.46          51.64
400,000.01 - 450,000.00           10.38      0.91     11.22      0.00      0.86    31.96          44.68
450,000.01 - 500,000.00           16.29      0.00      7.60      0.00      0.00    22.81          53.30
500,000.01 - 550,000.00           12.50      0.00      8.45      0.00      1.98    37.43          39.64
550,000.01 - 600,000.00           15.14      0.00      5.75      0.00      0.00    28.88          50.23
600,000.01 - 750,000.00           12.88      0.00     16.64      0.00      4.67    23.25          42.56
750,000.01 - 850,000.00            0.00      0.00      0.00      0.00      0.00    59.40          40.60
850,000.01 - 950,000.00           37.89      0.00      0.00      0.00      0.00    36.59          25.52
950,000.01 - 1,000,000.00         42.82      0.00      0.00      0.00      0.00    28.45          28.73
1,250,000.01 - 1,500,000.00        0.00      0.00     31.91      0.00      0.00    36.47          31.61
1,500,000.01 - 1,750,000.00       51.10     48.90      0.00      0.00      0.00     0.00           0.00
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45    28.39          45.76
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Original Term               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
360                           550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 360
max: 360
wa: 360
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Original Term                     %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
-------------------------------------------------------------------------------------------------------
360                               14.94      0.73      8.73      0.00      1.45    28.39          45.76
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45    28.39          45.76
-------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                                JUMBO
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
RemTerm                     Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
347                             1        359,353.77       0.13      5.354    2.850         2.473         13          693    78.26
354                             1        403,037.25       0.15      5.854    3.350         2.973          6          746    80.00
356                             1        641,619.27       0.24      6.154    3.650         3.273          4          622    80.00
358                             1        358,892.10       0.13      6.254    3.750         3.373          2          698    76.60
359                            27     16,928,941.29       6.23      5.294    2.790         2.413          1          707    73.42
360                           519    252,999,917.15      93.12      1.021    2.975         2.598          0          708    73.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min:       347
max:       360
wa:        360
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
RemTerm                          %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
------------------------------------------------------------------------------------------------------
347                             100.00      0.00      0.00      0.00      0.00     0.00           0.00
354                               0.00      0.00      0.00      0.00      0.00     0.00         100.00
356                               0.00      0.00      0.00      0.00      0.00     0.00         100.00
358                               0.00      0.00      0.00      0.00      0.00     0.00         100.00
359                              53.79      9.08      0.00      0.00      3.84    27.75           5.54
360                              12.30      0.18      9.38      0.00      1.30    28.63          48.22
------------------------------------------------------------------------------------------------------
Total:                           14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Age                         Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0                             519    252,999,917.15      93.12      1.021    2.975         2.598          0          708    73.00
1                              27     16,928,941.29       6.23      5.294    2.790         2.413          1          707    73.42
2                               1        358,892.10       0.13      6.254    3.750         3.373          2          698    76.60
4                               1        641,619.27       0.24      6.154    3.650         3.273          4          622    80.00
6                               1        403,037.25       0.15      5.854    3.350         2.973          6          746    80.00
13                              1        359,353.77       0.13      5.354    2.850         2.473         13          693    78.26
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min:       0
max:       13
wa:        0
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Age                              %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
------------------------------------------------------------------------------------------------------
0                                12.30      0.18      9.38      0.00      1.30    28.63          48.22
1                                53.79      9.08      0.00      0.00      3.84    27.75           5.54
2                                 0.00      0.00      0.00      0.00      0.00     0.00         100.00
4                                 0.00      0.00      0.00      0.00      0.00     0.00         100.00
6                                 0.00      0.00      0.00      0.00      0.00     0.00         100.00
13                              100.00      0.00      0.00      0.00      0.00     0.00           0.00
------------------------------------------------------------------------------------------------------
Total:                           14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
First Payment Date          Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
2004-06-01                      1        359,353.77       0.13      5.354    2.850         2.473         13          693    78.26
2005-01-01                      1        403,037.25       0.15      5.854    3.350         2.973          6          746    80.00
2005-03-01                      1        641,619.27       0.24      6.154    3.650         3.273          4          622    80.00
2005-05-01                      1        358,892.10       0.13      6.254    3.750         3.373          2          698    76.60
2005-06-01                     27     16,928,941.29       6.23      5.294    2.790         2.413          1          707    73.42
2005-07-01                    519    252,999,917.15      93.12      1.021    2.975         2.598          0          708    73.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
First Payment Date                %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
-------------------------------------------------------------------------------------------------------
2004-06-01                       100.00      0.00      0.00      0.00      0.00     0.00           0.00
2005-01-01                         0.00      0.00      0.00      0.00      0.00     0.00         100.00
2005-03-01                         0.00      0.00      0.00      0.00      0.00     0.00         100.00
2005-05-01                         0.00      0.00      0.00      0.00      0.00     0.00         100.00
2005-06-01                        53.79      9.08      0.00      0.00      3.84    27.75           5.54
2005-07-01                        12.30      0.18      9.38      0.00      1.30    28.63          48.22
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45    28.39          45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
States                      Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
CA                            332    164,440,688.12      60.52      1.232    2.942         2.565          0          707    72.91
FL                             38     19,712,600.31       7.26      1.641    3.014         2.637          0          713    73.27
VA                             34     15,014,882.73       5.53      1.416    3.053         2.676          0          701    75.55
NY                             29     13,524,183.98       4.98      1.157    2.932         2.555          0          689    75.68
NJ                             25     12,043,955.00       4.43      1.402    3.041         2.664          0          703    74.06
MA                             14      7,404,550.00       2.73      1.000    3.078         2.701          0          705    64.75
MD                             14      6,150,800.00       2.26      1.000    2.919         2.542          0          720    77.46
CT                              8      5,381,000.00       1.98      2.278    3.004         2.627          0          681    71.18
AZ                              8      3,947,692.10       1.45      2.370    3.043         2.666          0          713    73.56
IL                              8      3,727,538.53       1.37      2.142    3.152         2.775          1          712    77.94
TX                              6      2,623,271.00       0.97      1.154    2.982         2.605          0          735    78.89
HI                              4      2,512,000.00       0.92      1.000    2.826         2.449          0          724    72.31
Other                          30     15,208,599.06       5.60      1.373    2.958         2.581          0          725    69.65
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
States                            %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
-------------------------------------------------------------------------------------------------------
CA                                17.36      1.21     12.04      0.00      2.00    23.09          44.31
FL                                 9.87      0.00      4.87      0.00      0.00    40.71          44.55
VA                                10.12      0.00      0.00      0.00      0.00    49.15          40.72
NY                                22.43      0.00     10.91      0.00      0.00    24.57          42.08
NJ                                 6.15      0.00      0.00      0.00      0.00    30.71          63.14
MA                                 5.63      0.00      0.00      0.00      0.00    47.07          47.31
MD                                 6.05      0.00      0.00      0.00      0.00    23.33          70.62
CT                                 0.00      0.00      0.00      0.00      0.00    73.52          26.48
AZ                                18.48      0.00      0.00      0.00     16.47    37.86          27.20
IL                                25.72      0.00     20.08      0.00      0.00    10.09          44.11
TX                                15.42      0.00      0.00      0.00      0.00    51.01          33.58
HI                                 0.00      0.00      0.00      0.00      0.00    24.38          75.62
Other                             12.56      0.00      4.92      0.00      0.00    26.57          55.95
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45    28.39          45.76
-------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                                JUMBO
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
City                        Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    17      7,936,800.00       2.92      1.048    3.000         2.623          0          704    74.33
SAN JOSE                       15      7,410,300.00       2.73      1.000    3.002         2.625          0          697    75.99
SAN DIEGO                      10      4,596,100.00       1.69      1.000    2.913         2.536          0          722    72.96
OXNARD                          6      3,374,745.87       1.24      2.022    2.982         2.605          2          691    77.51
FAIRFIELD                       6      2,758,200.00       1.02      1.000    2.807         2.430          0          686    79.70
LONG BEACH                      6      2,722,800.00       1.00      1.000    3.135         2.758          0          680    76.12
CORONA                          6      2,539,320.00       0.93      1.000    3.049         2.672          0          727    78.45
BURBANK                         3      2,537,500.00       0.93      3.668    2.821         2.444          1          730    74.96
ANTIOCH                         5      2,384,400.00       0.88      1.000    2.778         2.401          0          727    80.00
GARDEN GROVE                    5      2,197,300.00       0.81      1.000    2.989         2.612          0          732    74.95
STATEN ISLAND                   5      2,166,785.00       0.80      1.000    2.886         2.509          0          682    76.91
TRACY                           5      2,099,000.00       0.77      1.000    3.065         2.688          0          701    74.87
Other                         461    228,968,509.96      84.28      1.332    2.967         2.590          0          708    72.53
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
City                              %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
-------------------------------------------------------------------------------------------------------
LOS ANGELES                       24.48      5.67      5.53      0.00      0.00    22.28          42.04
SAN JOSE                          12.58      0.00     32.77      0.00      0.00    10.96          43.70
SAN DIEGO                         11.38      0.00      0.00      0.00      0.00     8.01          80.61
OXNARD                            23.45      0.00     38.89      0.00      0.00     0.00          37.66
FAIRFIELD                         17.77      0.00     13.05      0.00      0.00    34.27          34.91
LONG BEACH                         0.00      0.00      0.00      0.00      0.00    37.46          62.54
CORONA                             0.00      0.00     16.85      0.00      0.00    30.52          52.63
BURBANK                           23.65     60.59     15.76      0.00      0.00     0.00           0.00
ANTIOCH                           62.05      0.00      0.00      0.00      0.00     0.00          37.95
GARDEN GROVE                      24.58      0.00     17.67      0.00      0.00    19.30          38.46
STATEN ISLAND                     34.72      0.00      0.00      0.00      0.00    28.24          37.04
TRACY                             41.40      0.00     20.82      0.00      0.00     0.00          37.78
Other                             13.83      0.00      7.66      0.00      1.72    30.75          46.05
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45    28.39          45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Original LTV                Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 15      8,894,000.00       3.27      1.000    2.937         2.560          0          706    43.37
50.001 - 60.000                32     17,751,340.00       6.53      1.247    2.769         2.392          0          716    55.39
60.001 - 70.000                94     50,937,415.76      18.75      1.383    2.856         2.479          0          714    66.82
70.001 - 75.000               123     62,283,570.60      22.92      1.392    3.096         2.719          0          696    73.86
75.001 - 80.000               285    131,455,029.47      48.38      1.288    2.978         2.601          0          709    79.45
90.001 - 95.000                 1        370,405.00       0.14      2.000    2.300         1.923          0          671    95.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 30.240
max: 95.000
wa: 73.068
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Original LTV                     %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
------------------------------------------------------------------------------------------------------
0.001 - 50.000                    0.00      0.00      4.50      0.00      0.00    19.18          76.32
50.001 - 60.000                  16.16      0.00     11.23      0.00      2.83    33.35          36.43
60.001 - 70.000                  24.68      0.00      5.85      0.00      0.00    27.56          41.91
70.001 - 75.000                   7.85      0.72      9.26      0.00      1.04    30.15          50.98
75.001 - 80.000                  15.13      1.17      9.58      0.00      2.11    27.91          44.10
90.001 - 95.000                 100.00      0.00      0.00      0.00      0.00     0.00           0.00
------------------------------------------------------------------------------------------------------
Total:                           14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Curr LTV                    Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 15      8,894,000.00       3.27      1.000    2.937         2.560          0          706    43.37
50.001 - 60.000                32     17,751,340.00       6.53      1.247    2.769         2.392          0          716    55.39
60.001 - 70.000                94     50,937,415.76      18.75      1.383    2.856         2.479          0          714    66.82
70.001 - 75.000               123     62,283,570.60      22.92      1.392    3.096         2.719          0          696    73.86
75.001 - 80.000               284    130,813,410.20      48.15      1.265    2.975         2.598          0          710    79.44
80.001 - 85.000                 1        641,619.27       0.24      6.154    3.650         3.273          4          622    80.00
90.001 - 95.000                 1        370,405.00       0.14      2.000    2.300         1.923          0          671    95.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 30.240
max: 95.000
wa: 73.063
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Curr LTV                         %NoPP       %1S       %1H       %2S       %2H      %3S            %3H
------------------------------------------------------------------------------------------------------
0.001 - 50.000                    0.00      0.00      4.50      0.00      0.00    19.18          76.32
50.001 - 60.000                  16.16      0.00     11.23      0.00      2.83    33.35          36.43
60.001 - 70.000                  24.68      0.00      5.85      0.00      0.00    27.56          41.91
70.001 - 75.000                   7.85      0.72      9.26      0.00      1.04    30.15          50.98
75.001 - 80.000                  15.20      1.18      9.63      0.00      2.13    28.05          43.83
80.001 - 85.000                   0.00      0.00      0.00      0.00      0.00     0.00         100.00
90.001 - 95.000                 100.00      0.00      0.00      0.00      0.00     0.00           0.00
------------------------------------------------------------------------------------------------------
Total:                           14.94      0.73      8.73      0.00      1.45    28.39          45.76
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                                JUMBO
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
FICO                        Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
620 - 649                      56     28,174,339.27      10.37      1.511    3.117         2.740          0          636    70.07
650 - 699                     191     91,571,913.32      33.70      1.288    2.996         2.619          0          675    74.61
700 - 749                     189     97,218,780.98      35.78      1.324    2.962         2.585          0          721    73.05
750 - 799                     107     51,409,623.26      18.92      1.279    2.844         2.467          0          773    72.48
800 - 819                       7      3,317,104.00       1.22      1.000    2.893         2.516          0          806    65.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
-----------------------------------------------------------------------------------------------------------------------------------
nzmin: 620
max: 813
nzwa: 707
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
FICO                            %NoPP       %1S       %1H       %2S       %2H       %3S           %3H
-----------------------------------------------------------------------------------------------------
620 - 649                        1.28      1.60     10.92      0.00      2.31     24.17         59.73
650 - 699                       13.51      0.00     10.10      0.00      1.71     31.72         42.95
700 - 749                       18.28      1.58      6.57      0.00      0.62     26.58         46.36
750 - 799                       18.18      0.00      9.74      0.00      2.16     26.65         43.26
800 - 819                       22.01      0.00      0.00      0.00      0.00     52.29         25.71
-----------------------------------------------------------------------------------------------------
Total:                          14.94      0.73      8.73      0.00      1.45     28.39         45.76
-----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
PMI                         Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                      549    271,321,355.83      99.86      1.318    2.967         2.590          0          707    73.04
Insured and OLTV > 80%          1        370,405.00       0.14      2.000    2.300         1.923          0          671    95.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
PMI                               %NoPP       %1S       %1H       %2S       %2H       %3S           %3H
-------------------------------------------------------------------------------------------------------
OLTV<=80                          14.82      0.73      8.75      0.00      1.45     28.43         45.82
Insured and OLTV > 80%           100.00      0.00      0.00      0.00      0.00      0.00          0.00
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45     28.39         45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Property Type               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Condominium                    45     22,587,882.16       8.31      1.419    2.925         2.548          0          714    74.30
Multi Family                   10      5,809,400.00       2.14      1.167    3.139         2.762          0          686    65.65
Planned Unit Development       96     48,778,786.05      17.95      1.285    2.966         2.589          0          711    74.32
Single Family                 395    192,902,707.62      71.00      1.323    2.964         2.587          0          707    72.79
Townhouse                       4      1,612,985.00       0.59      1.000    3.234         2.857          0          679    77.98
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Property Type                     %NoPP       %1S       %1H       %2S       %2H       %3S           %3H
-------------------------------------------------------------------------------------------------------
Condominium                       12.84      0.00      6.22      0.00      0.00     42.70         38.24
Multi Family                       8.61      0.00      0.00      0.00      0.00     26.92         64.47
Planned Unit Development          15.35      0.00      7.58      0.00      1.33     31.65         44.10
Single Family                     15.39      1.03      9.66      0.00      1.70     25.94         46.27
Townhouse                          0.00      0.00      0.00      0.00      0.00     27.28         72.72
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45     28.39         45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Occupancy Code              Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Investment                     11      4,827,350.00       1.78      2.000    3.026         2.649          0          734    71.30
Primary                       536    265,618,080.83      97.76      1.308    2.966         2.589          0          707    73.11
Secondary                       3      1,246,330.00       0.46      1.000    2.840         2.463          0          738    71.02
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Occupancy Code                    %NoPP       %1S       %1H       %2S       %2H       %3S           %3H
-------------------------------------------------------------------------------------------------------
Investment                        32.11      0.00     11.19      0.00      0.00     17.19         39.51
Primary                           14.56      0.75      8.73      0.00      1.48     28.58         45.91
Secondary                         29.72      0.00      0.00      0.00      0.00     31.17         39.11
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45     28.39         45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Purpose                     Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
CashOut                       319    155,116,303.47      57.09      1.198    3.010         2.633          0          701    71.30
Purchase                      183     91,781,169.10      33.78      1.351    2.923         2.546          0          717    76.99
RateTerm                       48     24,794,288.26       9.13      1.955    2.853         2.476          0          716    69.58
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Purpose                           %NoPP       %1S       %1H       %2S       %2H       %3S           %3H
-------------------------------------------------------------------------------------------------------
CashOut                            9.64      0.29      7.75      0.00      1.52     28.00         52.79
Purchase                          22.38      1.68      9.63      0.00      1.71     27.91         36.70
RateTerm                          20.51      0.00     11.53      0.00      0.00     32.60         35.36
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45     28.39         45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Documentation Type          Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Fast Forward                   16      8,003,253.00       2.95      1.199    2.742         2.365          0          764    67.71
Full                           60     31,112,896.24      11.45      1.553    2.855         2.478          0          711    76.05
NINA                          121     57,508,123.52      21.17      1.230    3.017         2.640          0          715    69.23
Stated Income                 353    175,067,488.07      64.44      1.312    2.980         2.603          0          702    74.04
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Documentation Type                %NoPP       %1S       %1H       %2S       %2H       %3S           %3H
-------------------------------------------------------------------------------------------------------
Fast Forward                      24.31      0.00      0.00      0.00      0.00     39.30         36.40
Full                              16.56      0.00     12.92      0.00      1.62     33.26         35.65
NINA                              13.74      0.00      6.87      0.00      0.74     27.81         50.84
Stated Income                     14.61      1.14      9.00      0.00      1.72     27.22         46.32
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00      1.45     28.39         45.76
-------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                          INDX 2005-AR14
Goldman, Sachs & Co.                                   Cut-off - June 1, 2005                                                JUMBO
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
Lien Position               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1                             550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Lien Position                     %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-------------------------------------------------------------------------------------------------------
1                                 14.94      0.73      8.73      0.00     1.45      28.39         45.76
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00     1.45      28.39         45.76
-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Life Time Cap               Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
9.950                         549    271,151,760.83      99.80      1.319    2.967         2.590          0          707    73.05
10.950                          1        540,000.00       0.20      1.000    2.950         2.573          0          722    80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 9.950
max: 10.950
wa: 9.952
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Life Time Cap                     %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-------------------------------------------------------------------------------------------------------
9.950                             14.97      0.73      8.75      0.00     1.45      28.25         45.85
10.950                             0.00      0.00      0.00      0.00     0.00     100.00          0.00
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00     1.45      28.39         45.76
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Max Rate                    Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                549    271,151,760.83      99.80      1.319    2.967         2.590          0          707    73.05
10.501 - 11.000                 1        540,000.00       0.20      1.000    2.950         2.573          0          722    80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
min: 9.950
max: 10.950
wa: 9.952
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Max Rate                          %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-------------------------------------------------------------------------------------------------------
9.501 - 10.000                    14.97      0.73      8.75      0.00     1.45      28.25         45.85
10.501 - 11.000                    0.00      0.00      0.00      0.00     0.00     100.00          0.00
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00     1.45      28.39         45.76
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Months to Roll              Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1                             548    270,533,940.11      99.57      1.311    2.968         2.591          0          707    73.04
2                               2      1,157,820.72       0.43      3.141    2.570         2.193          1          733    78.83
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------
nzmin: 1
max: 2
nzwa: 1
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Months to Roll                    %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-------------------------------------------------------------------------------------------------------
1                                 14.77      0.73      8.77      0.00     1.45      28.51         45.76
2                                 53.47      0.00      0.00      0.00     0.00       0.00         46.53
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00     1.45      28.39         45.76
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Silent Seconds              Count           Balance    Percent       GWAC   Margin    Net Margin        Age         FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
N                             435    215,867,972.58      79.45      1.328    2.969         2.592          0          708    72.56
Y                             115     55,823,788.25      20.55      1.283    2.956         2.579          0          705    75.03
----------------------------------------------------------------------------------------------------------------------------------
Total:                        550    271,691,760.83     100.00      1.319    2.967         2.590          0          707    73.07
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Silent Seconds                    %NoPP       %1S       %1H       %2S      %2H        %3S           %3H
-------------------------------------------------------------------------------------------------------
N                                 14.46      0.92      8.77      0.00     0.99      29.07         45.79
Y                                 16.77      0.00      8.61      0.00     3.21      25.76         45.64
-------------------------------------------------------------------------------------------------------
Total:                            14.94      0.73      8.73      0.00     1.45      28.39         45.76
-------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================


                                                                   Page 5 of 6